UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SAVE FOODS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
☐	Fee paid previously with preliminary materials.

SAVE FOODS, INC.

730 NW 107 Avenue Miami, Florida, 33172

(347) 468 9583

July 18, 2022

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Save Foods, Inc. (the “Company”) to be held at 4:30 p.m., Israel time (9:30 a.m. EST), on August 29, 2022, at the offices of the Company’s legal counsel, Meitar | Law Offices, located at 16 Abba Hillel Road, 10th floor, Ramat Gan 5250608, Israel.

Please note that in order to gain admission to the site of our annual meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the annual meeting, we strongly encourage you to advise Lital Barda, our chief financial officer, by email at litalb@cpa-il.com or phone at +972-3-560-3254 if you plan to attend the meeting prior to 11:59 p.m., Israel time (4:59 p.m. EST), on August 26, 2022, so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the annual meeting, we encourage you to arrive at the meeting no later than 4:00 p.m., Israel time (9:00 a.m. EST), in order to ensure that you are able to pass through security prior to the start of the meeting.

We currently intend to hold the meeting in person. However, depending on developments with respect to the COVID-19 pandemic, we might hold the meeting virtually on the above date and time instead of in person. If we determine that a change to a virtual meeting format is advisable or required, an announcement of such change will be made on our Investor Relations website at https://savefoods.co/#investor and in a Current Report on Form 8-K as promptly as practicable. We encourage you to check that website one week prior to the meeting date if you are planning to attend the meeting. Given the public health and safety concerns related to COVID-19, we ask that each stockholder evaluate the relative benefits of in-person attendance at the annual meeting and take advantage of the ability to vote by proxy or to provide voting instructions in accordance with the voting materials that have been provided to you.

Your vote is very important, regardless of the number of shares of our voting securities that you own. I encourage you to vote by telephone, over the Internet, or by marking, signing, dating and returning your proxy card so that your shares will be represented and voted at the annual meeting, whether or not you plan to attend. If you attend the annual meeting, you will, of course, have the right to revoke the proxy and vote your shares in person.

If your shares are held in the name of a broker, trust, bank or other intermediary, and you receive notice of the annual meeting through your broker or through another intermediary, please vote or return the materials in accordance with the instructions provided to you by such broker or other intermediary, or contact your broker directly in order to obtain a proxy issued to you by your intermediary holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the board of directors, I urge you to submit your proxy as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of our company.

Sincerely,

/s/ Amitay Weiss
Amitay Weiss
Chairman

SAVE FOODS, INC.

730 NW 107 Avenue Miami, Florida, 33172

(347) 468 9583

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held August 29, 2022

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Save Foods, Inc., a Delaware corporation (the “Company”), will be held at 4:30 p.m., Israel time (9:30 a.m. EST), on August 29, 2022, at the offices of the Company’s legal counsel, Meitar | Law Offices, located at 16 Abba Hillel Road, 10th floor, Ramat Gan 5250608, Israel. We will consider and act on the following items of business at the Annual Meeting:

(1)	Election of two Class I directors to serve on our board of directors for a term of three years or until their successors are elected and qualified, for which Ronen Rosenbloom and Israel Berenshtein are the nominees (the “Director Election Proposal”).

(2)	Approval of the 2022 Share Incentive Plan (the “Incentive Plan Proposal”).

(3)	Approval of an amendment to the Amended and Restated Certificate of Incorporation of the Company to reduce the number of authorized shares of common stock from 495,000,000 to 100,000,000 (the “Authorized Share Capital Proposal”).

(4)	Grant discretionary authority to the Company’s Board of Directors to amend the Certificate of Incorporation of the Company to effect one or more consolidations of the issued and outstanding shares of common stock, pursuant to which the shares of common stock would be combined and reclassified into one (1) share of common stock at a ratio within the range from 1-for-2 up to 1-for-10 (the “Reverse Stock Split”).

(5)	Approval of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d) (the “Equity Issuance Proposal”).

(6)	Ratification of the appointment of Somekh Chaikin, a member of KPMG International, as the Company’s independent auditors for the fiscal year ended December 31, 2022 (the “Auditor Appointment Proposal”).

(7)	Such other business as may properly come before the Annual Meeting.

Stockholders are referred to the Proxy Statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, our board of directors recommends a vote FOR the election of the nominees for director named in the Director Election Proposal (Proposal 1); FOR the Incentive Plan Proposal (Proposal 2); FOR the approval of the reduction in the number of our authorized shares of common stock under the Authorized Share Capital Proposal (Proposal 3); FOR the grant of discretionary approval to our board of directors to effect the Reverse Stock Split (Proposal 4); FOR the approval of the Equity Issuance Proposal (Proposal 5); and FOR the ratification of the appointment of Somekh Chaikin, a member of KPMG International, as our independent registered public accounting firm for the year ending December 31, 2022, under the Auditor Appointment Proposal (Proposal 6).

The board of directors has fixed the close of business on July 15, 2022 as the record date (the “Record Date”). Only holders of record of shares of our common stock as of the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the office of the Company during regular business hours for the 10 calendar days prior to and during the Annual Meeting.

Please note that in order to gain admission to the site of our Annual Meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the Annual Meeting, we strongly encourage you to advise Lital Barda, our chief financial officer, by email at litalb@cpa-il.com or phone at +972-3-560-3254 if you plan to attend the meeting prior to 11:59 p.m., Israel time (4:59 p.m. EST), on August 26, 2022, so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the Annual Meeting, we encourage you to arrive at the meeting no later than 4:00 p.m., Israel time (9:00 a.m. EST), in order to ensure that you are able to pass through security prior to the start of the meeting.

We currently intend to hold the meeting in person. However, depending on developments with respect to the COVID-19 pandemic, we might hold the meeting virtually on the above date and time instead of in person. If we determine that a change to a virtual meeting format is advisable or required, an announcement of such change will be made on our Investor Relations website at https://savefoods.co/#investorand in a Current Report on Form 8-K as promptly as practicable. We encourage you to check that website one week prior to the meeting date if you are planning to attend the meeting. Given the public health and safety concerns related to COVID-19, we ask that each stockholder evaluate the relative benefits of in-person attendance at the Annual Meeting and take advantage of the ability to vote by proxy or to provide voting instructions in accordance with the voting materials that have been provided to you.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting in person, we request that you vote by telephone, over the Internet, or by completing, signing and mailing your proxy card to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other intermediary, and you receive notice of the Annual Meeting through your broker or through another intermediary, please vote online, by telephone or by completing and returning the voting instruction form in accordance with the instructions provided to you by such broker or other intermediary, or contact your broker directly in order to obtain a proxy issued to you by your intermediary holder to attend the Annual Meeting and vote in person. Failure to do any of the foregoing may result in your shares not being eligible to be voted at the Annual Meeting.

By Order of The Board of Directors,

/s/ Amitay Weiss
Amitay Weiss
Chairman

July 18, 2022

SAVE FOODS, INC.

730 NW 107 Avenue Miami, Florida, 33172

(347) 468 9583

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held August 29, 2022

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “Save Foods” refer to Save Foods, Inc., a Delaware corporation, and its direct and indirect subsidiaries. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock, par value $0.0001 per share.

The accompanying proxy is solicited by the board of directors on behalf of Save Foods, Inc., a Delaware corporation, to be voted at the 2022 annual meeting of stockholders of the Company (the “Annual Meeting”) to be held on August 29, 2022, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. This Proxy Statement and accompanying form of proxy are expected to be first sent or given to stockholders on or about July 18, 2022.

The executive office of the Company is located at, and the mailing address of the Company is, 730 NW 107 Avenue Miami, Florida, 33172.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR

THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON AUGUST 29, 2022:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and

2021 Annual Report to Stockholders are available at:

www.proxyvote.com

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person whom you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a street name holder, you must obtain a proxy from your broker or intermediary in order to vote your shares in person at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice, including the following:

(1)	Election of two Class I directors to serve on our board of directors for a term of three years or until their successors are elected and qualified, for which Ronen Rosenbloom and Israel Berenshtein are the nominees (the “Director Election Proposal”).

(2)	Approval of the 2022 Share Incentive Plan (the “Incentive Plan Proposal”).

(3)	Approval of an amendment to the Amended and Restated Certificate of Incorporation of the Company to reduce the number of authorized shares of common stock from 495,000,000 to 100,000,000 (the “Authorized Share Capital Proposal”).

(4)	Grant discretionary authority to the Company’s Board of Directors to amend the Certificate of Incorporation of the Company to effect one or more consolidations of the issued and outstanding shares of Common Stock, pursuant to which the shares of Common Stock would be combined and reclassified into one (1) share of Common Stock at a ratio within the range from 1-for-2 up to 1-for-10 (the “Reverse Stock Split”).

(5)	Approval of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our Common Stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d) (the “Equity Issuance Proposal”).

(6)	Ratification of the appointment of Somekh Chaikin, a member of KPMG International, as the Company’s independent auditors for the fiscal year ended December 31, 2022 (the “Auditor Appointment Proposal”).

(7)	Such other business as may properly come before the Annual Meeting.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one Proxy Statement to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate notice or proxy statement in the future, he or she may contact Save Foods, Inc., 730 NW 107 Avenue Miami, Florida, 33172, Attn: chief financial officer, or via email to litalb@cpa-il.com or phone at +972-3-560-3254. Eligible stockholders of record receiving multiple copies of our Notice and Proxy Statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Notice or Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to our Investor Relations at the address or phone number set forth above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction form for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and also hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction form for shares held in street name. Please follow the directions provided in the Notice and in each proxy card or voting instruction form you receive to ensure that all your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on July 15, 2022 (the “Record Date”). The Record Date is established by the board of directors as required by Delaware law. On the Record Date, 2,882,136 shares of common stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Holders of common stock at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the stockholders?

On each matter to be voted upon at the Annual Meeting, you have one vote for each share of common stock you own as of the Record Date.

What is the quorum requirement?

The presence, in person or by proxy, of the holders of a majority of the shares of the stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders representing a majority of the voting power present at the Annual Meeting, in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Action Stock Transfer Corporation, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice has been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other intermediary, the intermediary is considered the record holder of those shares. You are considered the beneficial owner of those shares, and your shares are held in “street name.” A notice, and Proxy Statement, along with a voting instruction form, have been forwarded to you by your intermediary. As the beneficial owner, you have the right to direct your intermediary concerning how to vote your shares by using the voting instruction form they included in the mailing or by following their instructions for voting.

What is a broker non-vote?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares.

If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes.

Of the proposals described in this Proxy Statement, Proposals 1, 2, 4 and 5 are considered “non-routine” matters. Proposals 3 and 6 are considered “routine” matters. Accordingly, your broker does not have discretionary authority to vote your shares with respect to the Director Election Proposal (Proposal 1), the Incentive Plan Proposal (Proposal 2), the Reverse Stock Split (Proposal 4) or the Equity Issuance Proposal (Proposal 5) in the absence of specific instructions from you. With respect to each of the Authorized Share Capital Proposal (Proposal 3) and the Auditor Appointment Proposal (Proposal 6), your broker will have the discretion to vote your shares even if you do not provide your broker with specific instructions on that proposal.

How do I vote my shares?

Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, please vote by proxy in accordance with the instructions on your proxy card or voting instruction form (from your broker or other intermediary). There are three convenient ways of submitting your vote:

●	By Telephone or Internet – All record holders can vote by touchtone telephone from the United States using the toll free telephone number on the proxy card, or over the Internet (at www.proxyvote.com), using the procedures and instructions described on the proxy card. “Street name” holders may vote by telephone or Internet if their bank, broker or other intermediary makes those methods available, in which case the bank, broker or other intermediary will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

●

In Person – All record holders may vote in person at the Annual Meeting. “Street name” holders may vote in person at the Annual Meeting if their bank, broker or other intermediary has furnished a legal proxy. If you are a “street name” holder and would like to vote your shares by proxy, you will need to ask your bank, broker or other intermediary to furnish you with an intermediary issued proxy. You will need to bring the intermediary issued proxy with you to the Annual Meeting and hand it in with a signed ballot that will be provided to you at the Annual Meeting. You will not be able to vote your shares without an intermediary issued proxy. Note that a broker letter that identifies you as a stockholder is not the same as an intermediary issued proxy.

There may be limitations on our ability to hold the Annual Meeting in person this year. See “Do you plan to hold the Annual Meeting in person this year?” below.

●	By Written Proxy or Voting Instruction Form – All record holders can vote by written proxy card, if they have requested to receive printed proxy materials. If you are a “street name” holder and you request to receive printed proxy materials, you will receive a voting instruction form from your bank, broker or other intermediary.

The board of directors has appointed David Palach, chief executive officer, and Lital Barda, chief financial officer, to serve as the proxies for the Annual Meeting.

If you complete and sign the proxy card but do not provide instructions for one or more of the proposals, then the designated proxies will or will not vote your shares as to those proposals, as described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” and complete the voting instruction form provided by your broker or other intermediary except with respect to one or more of the proposals, then, depending on the proposal(s), your broker may be unable to vote your shares with respect to those proposal(s). See “What is a broker non-vote?” above.

Even if you currently plan to attend the Annual Meeting, we recommend that you vote by telephone or Internet or return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

Who counts the votes?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What are my choices when voting?

In the Director Election Proposal (Proposal 1), stockholders may vote for all director nominees or may withhold their votes as to one or both director nominees. With respect to the Incentive Plan Proposal (Proposal 2), Authorized Share Capital Proposal (Proposal 3), the Reverse Stock Split (Proposal 4), the Equity Issuance Proposal (Proposal 5) and the Auditor Appointment Proposal (Proposal 6), stockholders may vote for the proposal, against the proposal, or abstain from voting on the proposal.

What are the board of directors’ recommendations on how I should vote my shares?

The board of directors recommends that you vote your shares as follows:

Proposal 1—FOR the election of each of the nominees for director under the Director Election Proposal.

Proposal 2—FOR the Incentive Plan Proposal.

Proposal 3—FOR the Authorized Share Capital Proposal.

Proposal 4—FOR the Reverse Stock Split.

Proposal 5—FOR the Equity Issuance Proposal.

Proposal 6—FOR the Auditor Appointment Proposal.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed, executed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1—FOR the election of each of the nominees for director under the Director Election Proposal.

Proposal 2—FOR the Incentive Plan Proposal.

Proposal 3—FOR the Authorized Share Capital Proposal.

Proposal 4—FOR the Reverse Stock Split.

Proposal 5—FOR the Equity Issuance Proposal.

Proposal 6—FOR the Auditor Appointment Proposal.

If you are a street name holder and do not provide voting instructions on one or more proposals, your bank, broker or other intermediary may be unable to vote those shares. See “What is a broker non-vote?” above.

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●	Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Annual Meeting to revoke your proxy.

●	Voting again by telephone or over the Internet (only your latest telephone or Internet vote submitted prior to the Annual Meeting will be counted).

●	If you requested and received written proxy materials, completing and submitting a new valid proxy bearing a later date.

●	Giving written notice of revocation to the Company addressed to Lital Barda, chief financial officer, at the Company’s address above, which notice must be received before noon, Eastern time on August 26, 2022.

If you are a street name holder, your bank, broker or other intermediary should provide instructions explaining how you may change or revoke your voting instructions.

What percentage of the vote is required to approve each proposal?

Assuming the presence of a quorum:

●	Proposal 1 - the plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors under the Director Election Proposal (Proposal 1).

●	Proposal 2 - pursuant to Section 5635 of The Nasdaq Stock Market LLC (the “Nasdaq Rules”), the Incentive Plan Proposal (Proposal 2) will require approval by a majority of votes cast. Abstentions and broker non-votes, which are not considered “votes cast,” will have no effect on the outcome of the Incentive Plan Proposal (Proposal 2).

●	Proposal 3 - the Authorized Share Capital Proposal (Proposal 3) will require the affirmative vote of the holders of a majority of the shares of our issued and outstanding common stock entitled to vote on such proposal at the Annual Meeting. Failures to vote, abstentions and broker “non-votes”, if any, will be the equivalent of a vote AGAINST the Authorized Share Capital Proposal (Proposal 3). Because this proposal is a routine matter, brokers will have discretionary voting on this matter if they do not receive instructions.

●	Proposal 4 - the Reverse Stock Split (Proposal 4) will require the affirmative vote of the holders of a majority of the shares of our issued and outstanding common stock entitled to vote on such proposal at the Annual Meeting. Failures to vote, abstentions and broker “non-votes”, if any, will be the equivalent of a vote AGAINST the Reverse Stock Split (Proposal 4). Because this proposal is a routine matter, brokers will have discretionary voting on this matter if they do not receive instructions.

●	Proposal 5 - pursuant to Section 5635 of the Nasdaq Rules, the Equity Issuance Proposal (Proposal 5) will require approval by a majority of votes cast. Abstentions and broker non-votes, which are not considered “votes cast,” will have no effect on the outcome of the Equity Issuance Proposal (Proposal 5).

●	Proposal 6 - the Auditor Appointment Proposal (Proposal 6) will require the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that are voted for or against such proposal. Abstentions and broker non-votes will have no effect on the outcome of the Auditor Appointment Proposal (Proposal 6). Because this proposal is a routine matter, brokers will have discretionary voting on this matter if they do not receive instructions.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our board of directors is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, intermediaries and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies.

Do you plan to hold the Annual Meeting in person this year?

We currently intend to hold the Annual Meeting in person. However, depending on developments with respect to the COVID-19 pandemic, we might hold the meeting virtually on the above date and time instead of in person. Given the public health and safety concerns related to COVID-19, we ask that each stockholder evaluate the relative benefits to him, her or it personally of in-person attendance at the Annual Meeting and take advantage of the ability to vote by proxy, by following the instructions on the proxy card or voting instruction form that have been provided to you. If you elect to attend the Annual Meeting in person, we ask that you follow applicable Israeli regulations, particularly as they relate to social distancing and attendance at public gatherings. If you are not feeling well or think you may have been exposed to COVID-19, we ask that you vote by proxy for the meeting.

If we determine that a change to a virtual meeting format is advisable or required, an announcement of such change will be made on our Investor Relations website at https://savefoods.co/#investor and in a Current Report on Form 8-K as promptly as practicable. We encourage you to check that website one week prior to the meeting date if you are planning to attend the meeting.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company expects to publish the voting results in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact Lital Barda, our chief financial officer, by email at litalb@cpa-il.com or phone at +972-3-560-3254.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Director Independence

Our board of directors has determined that Ronen Rosenbloom, Israel Berenshtein, Amitay Weiss, Eliahou Arbib and Udi Kalifi do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of the Nasdaq Rules.

Board Committees

Our board of directors has established an audit committee, a nominating and corporate governance committee and a compensation committee, each of which has the composition and responsibilities described below.

Audit Committee. Our audit committee consists of Udi Kalifi, Eliahou Arbib and Ronen Rosenbloom, with Udi Kalifi serving as chair. Our board of directors has affirmatively determined that Udi Kalifi, Eliahou Arbib and Ronen Rosenbloom each meet the definition of “independent director” for purposes of serving on the audit committee under Rule 10A-3 under the Exchange Act and Nasdaq rules. Each member of our audit committee also meets the financial literacy requirements of Nasdaq listing standards. In addition, our board of directors has determined that Udi Kalifi qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. The audit committee held a total of five meetings during the twelve months ended December 31, 2021. Our board of directors adopted a written charter for the audit committee, which is available on our principal corporate website at www.savefoods.co. The audit committee is responsible for, among other things:

●	appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;

●	discussing with our independent registered public accounting firm their independence from management;

●	reviewing with our independent registered public accounting firm the scope and results of their audit;

●	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

●	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual consolidated financial statements that we file with the SEC;

●	overseeing our financial and accounting controls and compliance with legal and regulatory requirements;

●	reviewing our policies on risk assessment and risk management;

●	reviewing related person transactions; and

●	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

Nominating and Corporate Governance Committee. Our nominating and corporate governance committee consists of Ronen Rosenbloom, Israel Berenshtein and Eliahou Arbib, with Ronen Rosenbloom serving as chair. Our board of directors adopted a written charter for the nominating and corporate governance committee, which is available on our principal corporate website at www.savefoods.co. The nominating and corporate governance committee did not hold a meeting during the twelve months ended December 31, 2021. The Nominating and Corporate Governance Committee is responsible for, among other things:

●	identifying individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors;

●	overseeing our succession plan for the CEO and other executive officers;

●	overseeing the evaluation of the effectiveness of our board of directors and its committees; and

●	developing and recommending to our board of directors a set of corporate governance guidelines.

Compensation Committee. Our compensation committee consists of Ronen Rosenbloom, Israel Berenshtein and Eliahou Arbib, with Israel Berenshtein serving as chair. Our board has determined that Ronen Rosenbloom, Israel Berenshtein and Eliahou Arbib meet the definition of “independent director” for purposes of serving on the compensation committee under Nasdaq rules, including the heightened independence standards for members of a compensation committee, and are “non-employee directors” as defined in Rule 16b-3 of the Exchange Act. Our board of directors adopted a written charter for the compensation committee, which is available on our principal corporate website at www.savefoods.co. The compensation committee held three meeting during the twelve months ended December 31, 2021. The Compensation Committee is responsible for, among other things:

●	reviewing and approving the compensation of our chief executive officer and other executive officers;

●	reviewing and making recommendations to the board of directors regarding director compensation; and

●	appointing and overseeing any compensation consultants.

Meetings and Attendance

The board of directors held a total of twenty-two (22) meetings during the twelve months ended December 31, 2021, and each director attended at least 100% percent of the aggregate number of all (i) board meetings held during the period for which he or she was a director and (ii) committee meetings held during the period for which he or she was a committee member. We do not have a policy requiring director attendance at stockholder meetings, but members of our board of directors are encouraged to attend.

Board Leadership Structure

The board of directors is committed to promoting effective, independent governance of the Company. Our board believes it is in the best interests of the stockholders and the Company for the board to have the flexibility to select the best director to serve as chairman at any given time, regardless of whether that director is an independent director or the chief executive officer. Consequently, we do not have a policy governing whether the roles of chairman of the board and chief executive officer should be separate or combined. This decision is made by our board of directors, based on the best interests of the Company considering the circumstances at the time.

Currently, the offices of the chairman of the board and the chief executive officer are held by two different people. Mr. Amitay Weiss is our independent, non-executive chairman of the board of directors and Mr. David Palach is our chief executive officer. The chief executive officer is responsible for the day to day leadership and performance of the Company, while the chairman of the board of directors provides guidance to the chief executive officer and sets the agenda for board meetings and presides over meetings of the board. We believe that separation of the positions reinforces the independence of the board in its oversight of the business and affairs of the Company, and creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the board to monitor whether management’s actions are in the best interests of the Company and its stockholders.

Under our certificate of incorporation, our board of directors is divided into three classes with staggered three-year terms. Each class of directors consists, as nearly as possible, of one-third of the total number of directors constituting the entire board of directors. At each annual general meeting of our stockholders, the election or re-election of directors following the expiration of the term of office of the directors of that class of directors will be for a term of office that expires on the third annual general meeting following such election or re-election, such that from the annual general meeting of 2022 and thereafter, each year the term of office of only one class of directors will expire.

Our directors is divided among the three classes as follows:

●	the Class I directors are Ronen Rosenbloom and Israel Berenshtein, and their terms will expire at the Annual Meeting;

●	the Class II director is Amitay Weiss and his term will expire at our annual general meeting of our stockholders to be held in 2023; and

●	the Class III directors are Eliahou Arbib and Udi Kalifi, and their terms will expire at our annual general meeting of our shareholders to be held in 2024.

Role in Risk Oversight

Our board of directors is responsible for overseeing our risk management process. Our board of directors focuses on our general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. Our audit committee is also responsible for discussing our policies with respect to risk assessment and risk management. Our board of directors believes its administration of its risk oversight function has not negatively affected our board of directors’ leadership structure.

Code of Business Conduct and Ethics

We adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on our website, www.savefoods.co. In addition, we post on our website all disclosures that are required by law or Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the code.

Communications with the Board of Directors

A stockholder who wishes to communicate with our board of directors, any committee of our board of directors, the non-management directors or any particular director, may do so by writing to such director or directors in care of the Secretary, c/o Save Foods, Inc., 730 NW 107 Avenue, Miami, Florida, 3317. Our chief financial officer will forward such communication to the full board of directors, to the appropriate committee or to any individual director or directors to whom the communication is addressed, unless the communication is unrelated to the duties and responsibilities of our board of directors (such as spam, junk mail and mass mailings, ordinary course disputes over fees or services, personal employee complaints, business inquiries, new product or service suggestions, resumes and other forms of job inquiries, surveys, business solicitations or advertisements) or is unduly hostile, threatening, illegal, or harassing, in which case our secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

Anti-Hedging Policy

Pursuant to our Insider Trading Policy, our directors, officers and employees, consultants and contractors, are prevented from engaging in hedging or monetization transactions, as such transactions allow individuals to continue to own our securities without the full risks and rewards of ownership and as a result, not have the same objectives as other stockholders.

Director Nomination Policies

We have a standing nominating and corporate governance committee consisting entirely of independent directors. The director nominees for reelection at the Annual Meeting were recommended to the board by the nominating and corporate governance committee for selection.

The nominating and corporate governance committee will consider all proposed nominees for the board of directors, including those properly put forward by stockholders. Stockholder nominations should be addressed to the nominating and corporate governance committee in care of the Secretary, c/o Save Foods, Inc., 730 NW 107 Avenue, Miami, Florida, 3317, in accordance with the provisions of the Company’s amended and restated bylaws. The nominating and corporate governance committee annually reviews with the board the applicable skills and characteristics required of board nominees in the context of current board composition and our circumstances. In making its recommendations to the board, the nominating and corporate governance committee considers all factors it considers appropriate, which may include experience, accomplishments, education, understanding of the business and the industry in which we operate, specific skills, general business acumen and the highest personal and professional integrity. Generally, the nominating and corporate governance committee will first consider current board members because they meet the criteria listed above and possess an in-depth knowledge of us, our history, strengths, weaknesses, goals and objectives. This level of knowledge has proven very valuable to us. In determining whether to recommend a director for re-election, the nominating and corporate governance committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the board.

The board and the nominating and corporate governance committee aim to assemble a diverse group of board members and believe that no single criterion such as gender or minority status is determinative in obtaining diversity on the board. The board defines diversity as differences of viewpoint, professional experience, education and skills such as a candidate’s range of experience serving on other public company boards, the balance of the business interest and experience of the candidate as compared to the incumbent or other nominated directors, and the need for any particular expertise on the board or one of its committees.

Certain Related Transactions and Relationships

The following is a description of transactions since January 1, 2019, to which we were a party or will be a party, in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Employment Agreements

Certain of our executive officers have employment and service agreements with us. We have entered into written employment and service agreement with each of our executive officers. Such employment and service agreement will contain customary provisions and representations, including confidentiality, non-competition, non-direz and inventions assignment undertakings by the executive officers. However, the enforceability of the noncompetition provisions may be limited under applicable law. See “Management—Employment Agreements with Executive Officers” and “— Service Contracts with Non-Executive Directors” in the Company’s Annual Report on Form 10-K.

Indemnification Agreements

We entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. For further information, see “Executive and Director Compensation—Limitations of Liability and Indemnification” in the Company’s Annual Report on Form 10-K.

Consulting and Service Agreements

Consulting Agreement with Amir Uziel

On June 1, 2021, we entered into a consulting agreement with Amir Uziel (the “Amir Uziel Consulting Agreement”), effective as of the same date, pursuant to which, Mr. Amir Uziel, a holder of greater than 5% of our Common Stock, provides us with consulting services. Pursuant to the terms of the Amir Uziel Consulting Agreement, Amir Uziel is entitled to a monthly fee in the amount of $13,000 and reimbursements of necessary and customary business expenses incurred by Mr. Uziel not to exceed $2,000 per month. Mr. Uziel also received a signing bonus in the aggregate amount of $150,000.

Corporate Advisory Consulting Agreement with Nir Ecology Ltd.

On August 30, 2017, we entered into a corporate advisory consulting agreement with Nir Ecology Ltd. (the “Nir Ecology Agreement”), pursuant to which, Mr. Ben Yehuda, our chief technology officer, provided us with services since September 1, 2017. Pursuant to the terms of the Nir Ecology Agreement, Nir Ecology Ltd. was entitled to a monthly fee in the amount of $3,000. The Nir Ecology Agreement remained in effect until August 31, 2019.

Convertible Loan Agreements

During December 2019, we entered into the December 2019 CLAs, with certain lenders, including three of our holders of greater than 5% of our Common Stock, pursuant to which the December 2019 Lenders agreed to provide us loans in the aggregate amount of $379,000 in exchange for convertible promissory notes and warrants. The following table sets forth the aggregate amount provided by our related parties in the December 2019 CLAs:

Participant	Loan Amount
Amir Uziel / Amir Uziel Economic Consultant Ltd.	$100,000
L.I.A Pure Capital Ltd.	$35,000
YAAD Consulting & Management Services (1995) Ltd	$100,000

REPORT OF THE AUDIT COMMITTEE

The audit committee has reviewed and discussed the Company’s audited financial statements and related footnotes for the year ended December 31, 2021, and the independent auditor’s report on those financial statements, with management and with our independent auditor, Somekh Chaikin, member firm of KPMG International (“Somekh”). The audit committee has also discussed with Somekh’s the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee has also received the written disclosures and the letter from Somekh required by applicable requirements of the Public Company Accounting Oversight Board regarding Somekh’s communications with the audit committee concerning independence, and has discussed with Somekh that firm’s independence.

Based on the review and the discussions referred to in the preceding paragraph, the audit committee determined that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC.

The Audit Committee:

Udi Kalifi
Eliahou Arbib
Ronen Rosenbloom

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below provides information regarding the beneficial ownership of our Common Stock as of July 15, 2022 of (i) each of our current directors, (ii) each of the Named Executive Officers, (iii) all of our current directors and officers as a group, and (iv) each person (or group of affiliated persons) known to us who owns more than 5% of our outstanding Common Stock.

The beneficial ownership of our Common Stock is determined in accordance with the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. For purposes of the table below, we deem shares of Common Stock issuable pursuant to options that are currently exercisable or exercisable within 60 days of July 15, 2022, if any, to be outstanding and to be beneficially owned by the person holding the options or warrants for the purposes of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. The percentage of shares of Common Stock beneficially owned is based on 2,882,136 shares of Common Stock outstanding as of July 15, 2022.

Unless otherwise indicated below, the address for each beneficial owner listed in the table below is c/o Save Foods, Inc., 730 NW 107 Avenue, Miami, Florida, 33172.

Owner	Number of Shares Beneficially Owned(1)	Percentage Beneficially Owned(1)
5% or more shareholders:
Amir Uziel / Amir Uziel Economic Consultant Ltd.(2)	155,443	5.4%
L.I.A. Pure Capital Ltd. (3)	144,173	5.0%
Directors and named executive officers who are not 5% holders:
Amitay Weiss(*)	-	**	%
Eliahou Arbib(*)	-	**	%
Udi Kalifi(*)	-	**	%
Israel Berenshtein(*)	-	**	%
Ronen Rosenbloom(*)	-	**	%
Dan Sztybel(4)	74,605	2.5%
David Palach	-	**	%
Lital Barda	-	**	%
Neta Matis(5)	35,429	1.2%
All directors and named executive officers as a group (9 persons)	110,034	3.7%

*	Indicates director of the Company.
**	Indicates beneficial ownership of less than 1% of total Common Stock outstanding.

(1)	The percentages shown are based on 2,882,136 Common Stock issued and outstanding as of the date of July 15, 2022.
(2)	Includes 33,336 shares held by Amir Uziel, and 122,107 shares held by Amir Uziel Economic Consultant Ltd., as reported in Amendment No. 1 to Mr. Uziel’s Schedule 13G, filed with the SEC on February 7, 2022. Amir Uziel is the owner of Amir Uziel Economic Consultant Ltd. and has voting and dispositive power over the shares held by Amir Uziel Economic Consultant Ltd.
(3)	Includes 144,173 shares held by L.I.A. Pure Capital Ltd., as reported in Amendment No. 2 to the Schedule 13G filed with the SEC on March 21, 2022. Kfir Zilberman is the Owner of L.I.A Pure Capital Ltd. and has the voting and dispositive power over the shares held by L.I.A Pure Capital Ltd.
(4)	Consists of (i) 3,175 shares of Common Stock and (ii) options to purchase 71,430 shares of Common Stock, which are currently exercisable or will become exercisable within 60 days of July 15, 2022.
(5)	Includes of options to purchase 35,429 shares of Common Stock, which are currently exercisable or will become exercisable within 60 days of July 15, 2022.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Directors, officers and persons who own more than ten percent of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us, during the twelve months ended December 31, 2021, each of our directors, officers and greater than ten percent stockholders complied with all Section 16(a) filing requirements applicable to our directors, officers and greater than ten percent stockholders.

PROPOSAL 1: ELECTION OF CLASS 1 DIRECTORS

The board of directors currently consists of five (5) members and is classified into three classes of similar size. The members of each class are elected in different years, so that only approximately one-third of the board is elected in any single year. As indicated below, we currently have two directors in Class I (with a term of office expiring this year), one director in Class II (with a term of office expiring in 2023), and two directors in Class III (with a term of office expiring in 2024). This year, the board of directors have nominated Ronen Rosenbloom and Israel Berenshtein, for re-election as Class I directors.

Each of Mr. Rosenbloom and Mr. Berenshtein has been nominated to serve for a term of office to expire at the Annual Meeting, to hold office until his successor has been duly elected and qualified. Stockholders will be unable to vote for more than two persons. Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Assuming the presence of a quorum, the two director nominees who receive the most votes cast in the election of directors will be elected as Class II directors. Should any of the director nominees become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the board of directors may nominate or designate. Each of the director nominees has expressed his intention to serve the entire term for which election is sought.

Directors and Nominees

The following table and text set forth the name, age and positions of the director nominee and each director currently serving on our board of directors:

Name	Age	Director Class	Position	Term Expiration
Ronen Rosenbloom	50	Class I	Director	2022 Annual Meeting
Israel Berenshtein	51	Class I	Director	2022 Annual Meeting
Amitay Weiss	60	Class II	Chairman of the Board of Directors	2023 Annual Meeting
Eliahou Arbib	55	Class III	Director	2024 Annual Meeting
Udi Kalifi	43	Class III	Director	2024 Annual Meeting

Biographies

Biographies of Class 1 Directors Subject to Reelection at the Annual Meeting

Ronen Rosenbloom has served as a member of our board of directors since August 2020. Mr. Rosenbloom is an independent lawyer and has been working out of a self-owned law firm specializing in white collar offences since 2004. Mr. Rosenbloom has served on the board of directors of Medigus Ltd. (Nasdaq and TASE: MDGS) since September 2018 and ScoutCam Inc. (OTC: SCTC) since December 2019. Prior to that, Mr. Rosenbloom served as chairman of the Israeli Money Laundering Prohibition committee and the Prohibition of Money Laundering Committee of the Tel Aviv District, both of the Israel Bar Association from November 2015 to December 2019. Mr. Rosenbloom holds an LL.B. from the Ono Academic College, an Israeli branch of University of Manchester. We believe that Mr. Rosenbloom is qualified to serve on our board of directors because of his business experience and expertise and background with regard to legal matters.

Israel Berenshtein has served as a member of our board of directors since August 2020. Mr. Berenshtein has also served on the board of directors of Chrion Refineries Ltd. (TASE: CHR) since May 2019 and recently started working as a lawyer in Ben Yakov, Shvimer, Dolv – Law Office. He previously served in the legal department of Sonol Israel Ltd. since April 2010 to December 2020. Before that, Mr. Berenshtein worked as a commercial lawyer and litigator for a leading Israeli law firm from July 2000 to April 2010. Mr. Berenshtein earned an LL.B. in law and an M.A. in political science from Bar Ilan University, Israel. Mr. Berenshtein was admitted to the Israel Bar Association in 2000. We believe that Mr. Berenshtein is qualified to serve on our board of directors due to his extensive legal experience.

Biographies of Class 2 and Class 3 Directors Whose Current Terms Extend Beyond the Annual Meeting

Amitay Weiss has served as a member of our board of directors since August 2020 and as our chairman of the board of directors since May 24, 2021. Mr. Weiss also serves as a director in other public companies, including but not limited to Gix Internet Ltd., Arazim Investments Ltd., Maris-Tech Ltd. and Upsellon Brands Holdings Ltd. Mr Weiss also serves as Chairman of the Board for Automax Motors Ltd., Clearmind Medicine Inc., SciSparc Ltd. and Internet Golden Lines Ltd. amongst others. In April 2016, Mr. Weiss founded Amitay Weiss Management Ltd., an economic consulting company and now serves as its chief executive officer. Mr. Weiss holds a B.A in economics from New England College, an M.B.A. in business administration from Ono Academic College in Israel, an Israeli branch of University of Manchester and an LL.B from the Ono Academic College. We believe that Mr. Weiss is qualified to serve on our board of directors because of his diverse business, management and leadership experience.

Eliahou Arbib has served as a member of our board of directors since January 2021. Mr. Arbib has also served as chairman of the board of directors of Chiron Refineries Ltd. (TASE: CHR) since September 2016. He has also the current owner and manager of Eliahou Arbib Law Offices, since May 2013. Prior to that, from 1993 until 2000, Mr. Arbib was the managing director of AA Arbib Agriculture Supply Ltd. Mr. Arbib holds an LLB from the Law and Business Academic Center of Ramat Gan, Israel. Mr. Arbib has been an active member of the Israeli Bar Association since 2013, and served as deputy chairman of the Security and Defense Committee of the Israeli Bar Association since 2014. We believe that Mr. Weiss is qualified to serve on our board of directors because of his legal experience as well as experience in the field of agriculture.

Udi Kalifi has served as a member of our board of directors since May 18, 2021. Mr. Kalifi is the owner and manager of Udi Kalifi Law Offices since 2006. He has also served as a member of the board of directors of Matomi Media Group Ltd. (TASE: MTMY) since May 2020. Mr. Kalifi holds an LLB, BSc in Accounting and LLM from the Tel Aviv University, Israel and a master’s degree in law and economics from the University of Bologna, Humbourg and Roterdam. Mr. Kalifi has been an active member of the Israeli Bar Association since 2006. Mr. Kalifi was selected to serve as a member of our board of directors due to his legal and finance experience.

Board Diversity

In August 2021, the SEC approved a Nasdaq Stock Market proposal to adopt new listing rules relating to board diversity and disclosure. As approved by the SEC, the new Nasdaq listing rules require all Nasdaq listed companies to disclose consistent, transparent diversity statistics regarding their boards of directors. The Board Diversity Matrix below presents the Board’s diversity statistics in the format prescribed by the Nasdaq rules.

Board Diversity Matrix (As of June 1, 2022)

Total Number of Directors
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	0	5	0	0

Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	3	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Did Not Disclose Demographic Background	0	1	0	0

Family Relationships

There are no family relationships amongst our directors and executive officers.

Vote Required

The Class I directors will be elected by a plurality of the votes cast by the holders of our common stock voting in person or by proxy at the Annual Meeting. The two director nominees who receive the most votes cast in the election of directors will be elected as Class I directors.

Board Recommendation The board of directors recommends a vote FOR each of the Class I director nominees under the Director Election Proposal.

EXECUTIVE OFFICERS

Below is certain information with respect to our other executive officers.

Name	Age	Position(s)
David Palach	56	Chief Executive Officer

Dan Sztybel	45	Chief Executive Officer of Save Foods Ltd.

Lital Barda	35	Chief Financial Officer

Neta Matis, PhD	39	Chief Operating Officer and Head of Science of Save Foods Ltd.

Our officers hold office until the earlier of their death, resignation or removal by our board of directors or until their successors have been selected. They serve at the pleasure of our board of directors.

David Palach has served as our chief executive officer since January 2021. Mr. Palach has owned and served as chief executive officer of S.T. Sporting LTD and Sun Light Lightning Solutions LTD, companies operating in the environmental industry since 2009 and 2015, respectively. Mr. Palach holds a BBA in Accounting from Baruch College/City University of New York and completed a Directors Course at Bar Ilan University in Israel. Mr. Palach previously maintained a certified public accounting license in the State of Maryland.

Dan Sztybel has served as the chief executive officer of Save Foods Ltd. since April 2019. Mr. Sztybel previously served as the chief executive officer of the Company from April 2019 to January 2021. Prior to this, Mr. Sztybel served as our vice president of business development from October 2018 to March 2019. Prior to joining us, Mr. Sztybel has served as principal at Goldmed Ltd., a consulting firm from September 2016 to September 2018. Mr. Sztybel is the founder of Dan Sztybel Consulting Group, a boutique firm advising global leaders and emerging startups in the healthcare field on strategy, partnerships, and investments and has served as its managing director/ since November 2014. Mr. Sztybel is also the co-founder of MyndYou, a digital health-tech company. Prior to that, Mr. Sztybel led the life sciences and healthcare advisory team at Kost, Forer, Gabbay & Kasierer, a member firm of Ernst & Young Global from July 2007 to November 2014. Mr. Sztybel received his B.Sc. and M.Sc. in molecular biology and biotechnology from Bar-Ilan University. Mr. Sztybel also completed a special EY-Kellogg-Recanati business program for employee excellence.

Lital Barda has served as the Company’s chief financial officer since April 2022. In addition to her role as the Company’s chief financial officer, Ms. Barda currently serves as an accountant and financial controller for Shlomo Zakai, CPA, a position she has held since November 2017, and provided a wide range of accounting and controlling services for publicly traded and private companies, including the Company. Ms. Barda holds a B.A. in accounting from the Ono Academic College in Kiryat Ono, Israel. Ms. Barda is also a certified public accountant in Israel.

Neta Matis has served as the chief operating officer and head of science of Save Foods Ltd. since July 2021. Prior to her current roles, Dr. Matis served as the vice president of research and development since joining Save Foods Ltd. in January 2019. Prior to joining us, Dr. Matis served in various roles at Virdia Inc. including head of process development from January 2017 to October 2018 and research and development chemist from January 2012 to December 2017. Dr. Matis has a proven track record of leading innovation and proficiency in developing refinery-scale agricultural processes. Dr. Matis holds a PhD in Chemistry and an MBA from Tel Aviv University.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2021 and 2020.

Name and principal position	Fiscal Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	All other compensation ($)	Total ($)
David Palach	2021	164,017	-	-	-	-	164,017
Chief Executive Officer (1)	2020	14,667	-	-	-	-	14,667

Dan Sztybel	2021	289,087	65,000	-	73,974	-	428,061
Former co-Chief Executive Officer, Chief Executive Officer of Save Foods Ltd. (2)	2020	120,282	-	-	135,778	-	256,060

Neta Matis	2021	250,570	55,000	-	44,962	-	350,532
Chief Operating Officer of Save Foods Ltd.	2020	75,202	-	-	94,474	-	169,675

Vered Raz Avayo	2021	111,194	-	-	9,726	-	120,920
Former Chief Financial Officer (3)	2020	-	-	-	16,462	-	16,462

Shlomo Zakai	2021	210,470	30,000	-	3,049	-	243,519
Former Chief Financial Officer (4)	2020	55,721	-	-	9,986	-	65,706

(1)	Mr. Palach was appointed as the Company’s co-Chief Executive Officer on November 5, 2020, and as the Company’s Chief Executive Officer of the Company on January 11, 2021, upon the resignation of Mr. Sztybel.

(2)	Mr. Sztybel resigned from his position as co-Chief Executive Officer of the Company, effective January 11, 2021, and thereafter continued serving as the Chief Executive Officer of Save Foods Ltd.

(3)	Ms. Raz-Avayo resigned from her position as Chief Financial Officer of the Company, effective January 31, 2022.

(4)	Mr. Zakai resigned from his position as Chief Financial Officer of the Company, effective May 18, 2021, and thereafter continued serving as a financial controller of the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information about the number of outstanding equity awards held by each of our named executive officers as of December 31, 2021:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable)	Option Exercise Price	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested
David Palach	-	-	-	-	-	-
Chief Executive Officer	-	-	-	-	-	-

Dan Sztybel	14,286	-	3.15	1/3/2029	-	-
Former co-Chief Executive Officer, Chief Executive Officer of Save Foods Ltd.	26,191	2,381	3.15	4/2/2029
	21,429	7,143	3.78	7/1/2030

Vered Raz-Avayo	4,762	-	3.15	1/3/2029
Former Chief Financial Officer	3,215	1,071	3.78	7/1/2030

Neta Matis	6,548	595	3.15	1/3/2029	-	-
Chief Operating Officer of Save Foods Ltd.	5,357	1,786	3.15	10/31/2029
	15,857	5,286	3.15	6/23/2030

Shlomo Zakai	9,524	-	3.15	1/3/2029	-	-
Former Chief Financial Officer	-	-	-	-	-	-

Employment Agreements with Executive Officers

We, and through our Israeli subsidiary, have entered into written employment agreements with certain of our executive officers. We have entered into written employment and service agreement with each of our executive officers. Such employment and service agreement will contain customary provisions and representations, including confidentiality, non-competition, non-solicitation and inventions assignment undertakings by the executive officers. However, the enforceability of the noncompetition provisions may be limited under applicable law. In addition, we entered into agreements with each executive officer and director pursuant to which we will indemnify each of them up to a certain amount and to the extent that these liabilities are not covered by directors and officers insurance.

Consulting Agreement with David Palach

On November 6, 2020, we entered into a consulting agreement with S.T Sporting (1996) Ltd., for the services of David Palach (the “CEO Consulting Agreement”). Pursuant to the terms of the CEO Consulting Agreement, Mr. Palach provides us services as chief executive officer. Pursuant to the terms of the CEO Consulting Agreement, Mr. Palach was entitled to a monthly fee in the amount of $8,000 plus value added tax per month and a grant of options to purchase shares of our Common Stock, which amount shall be determined by good faith negotiations by the board of directors on a future date.

On June 23, 2021, our board of directors approved updated compensation for Mr. Palach pursuant to which Mr. Palach is entitled to a (1) monthly fee of $14,000 plus value added tax per month, (2) reimbursement of expenses not exceeding $500 per month (3) one-time grant of options to purchase shares of Common Stock representing 4.5% of the Company’s outstanding capital stock as of the date of June 23, 2021, and (4) the immediate repayment of $8,000, representing debt payable to Mr. Palach that accrued during the period beginning November 2020 until April 2021.

Services Agreement with Dan Sztybel

On October 10, 2018, Save Foods Ltd. entered into a service agreement (as amended on March 28, 2019, the “Save Foods Ltd. CEO Services Agreement”) with Mr. Sztybel and Dan Sztybel Consulting Group Ltd., a consulting services company owned and controlled by Mr. Sztybel, pursuant to which Mr. Sztybel provides us with services as the chief executive officer of Save Foods Ltd. Pursuant to the terms of the Save Foods Ltd. CEO Services Agreement, Mr. Sztybel is currently entitled to a monthly fee in the amount of NIS 47,125 (approximately $14,500) plus value added tax and car allowance in the amount of NIS 3,250 (approximately $1,000) plus value added tax per month. In addition, under the Save Foods Ltd. CEO Services Agreement, Mr. Sztybel was granted options to purchase shares of our Common Stock, including the following:

(a)	Options to purchase up to 14,286 shares of Common Stock, under our Equity Incentive Plan, in the event that we will receive EPA and FDA approvals by the end of the second quarter of 2020. Such conditions were not met as of June 30, 2020.

(b)	Options to purchase up to 28,572 shares of Common Stock, under our Equity Incentive Plan.

Both parties may terminate the Save Foods Ltd. CEO Services Agreement at any time for any reason upon a 30-day prior written notice.

Commencing April 2020, the Company and Mr. Sztybel agreed to temporarily reduce the monthly fixed fee to $9,000 per month.

On July 13, 2021, Save Foods Ltd. entered into an employment agreement with Mr. Sztybel as its chief executive officer, pursuant to which Mr. Sztybel is employed by Save Foods Ltd. on a full time basis. In accordance with the foregoing agreement, Mr. Sztybel is entitled to a gross salary of NIS 54,000 (approximately $17,400) and certain additional social benefits customarily provided to officers of similar companies in Israel. On November 3, 2021, Save Foods Ltd. entered into an amendment to the employment agreement with Mr. Sztybel, according to which, effective October 1, 2021, the gross salary of Mr. Sztybel will be reduced to NIS 45,880 (approximately $14,800). In addition, it was agreed that in the event that the agreement with Mr. Sztybel would be terminated by Save Foods Ltd. Prior to the lapse of 18 months following May 30, 2021, Mr. Sztybel would be entitled to a dismissal grant in an amount equal to Mr. Sztybel’s last salary multiplied by the number of months left between the termination date and November 30, 2022.

On June 23, 2021, our board of directors approved a one-time lump sum bonus to Mr. Sztybel in an amount of $65,000 in connection with his contributions to the Company’s uplist to the Nasdaq Capital Market which closed on May 13, 2021.

Services Agreement with Neta Matis

On January 15, 2019, we entered into a service agreement (the “VP Research and Development Services Agreement”), with NSNC Consulting Ltd. (the “Contractor”), pursuant to which Ms. Neta Matis, on behalf of the Contractor, provides us with services as our VP of research and development. Pursuant to the terms of the VP Research and Development Service Agreement, Ms. Matis provides the services in a part time position scope of 50% and is entitled to a monthly fee in the amount of NIS 15,000 (approximately $4,615) plus value added tax. In addition, Ms. Matis will be granted options to purchase up to 7,143 shares of our Common Stock. Such options shall vest over a 36-month period commencing in January 2019 as follows: (i) options to purchase up to 2,381 shares of Common Stock shall vest following the initial 12-month period as of the date of grant, (ii) options to purchase up to 4,762 shares of Common Stock shall vest following the lapse of each additional three-month period thereafter. All other terms and conditions of the options shall be consistent to those applicable under our Equity Incentive Plan. Commencing January 2020, Ms. Matis became a full-time employee and is entitled to a monthly fee in the amount of NIS 30,000 (approximately $9,230) plus value added tax. Commencing April 2020, the Company and Ms. Matis agreed to temporarily reduce the monthly fixed fee to $6,200 per month.

On July 13, 2021, Save Foods Ltd. entered into an employment agreement with Ms. Matis as its Chief Operating Officer, pursuant to which Ms. Matis is employed by the Company on a full time basis. In accordance with the foregoing agreement, Ms. Matis is entitled to a gross salary of NIS 45,000 (approximately $14,500) and certain additional social benefits customarily provided to officers of similar companies in Israel. On November 3, 2021, Save Foods Ltd. entered into an amendment to the employment agreement with Ms. Matis according to which it was agreed that in the event that the agreement with Ms. Matis would be terminated by Save Foods Ltd. prior to the lapse of 18 months following May 30, 2021, Ms. Matis would be entitled to a dismissal grant in an amount equal to Ms. Matis’ last salary multiplied by the number of months left between the termination date and November 30, 2022.

On June 23, 2021, our board of directors approved a one-time lump sum bonus to Ms. Matis in an amount of $55,000 in connection with her contributions to the Company’s uplist to the Nasdaq Capital Market, which closed on May 13, 2021.

Engagement with Lital Barda

On April 18, 2022, we entered into a consulting agreement with Shlomo Zakai, CPA (the “Contractor”), in connection with the services rendered by our chief financial officer, Ms. Lital Barda, an employee of Shlomo Zakai, CPA. In accordance with the terms of this engagement, and as consideration for the services rendered by Ms. Barda, the Contractor receives a monthly fee in the amount NIS 25,000. Our board of directors has resolved to approve a grant of options to purchase such number of shares of the Company’s common stock, which amount the board of directors will determine, and in accordance with the terms of the 2022 Plan (if adopted).

Outstanding Equity Awards as of December 31, 2021

As of March 31, 2022, our Company authorized 289,942 shares of Common Stock for issuance under our 2018 Equity Incentive Plan. The following table presents the information as of December 31, 2021.

Plan Category	(a) Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	192,576	$3.38	91,016
Equity compensation plans not approved by security holders	-	-	-
Total	192,576	3.38	91,016

2018 Equity Incentive Plan

We maintain one equity incentive plan – the 2018 Equity Incentive Plan. As of December 31, 2021, the number of shares of Common Stock reserved for the exercise of options granted under Equity Incentive Plan was 289,942.

Our Equity Incentive Plan was adopted by our board of directors in October 2018, and became effective immediately thereafter. The 2018 Equity Incentive Plan permits the grant of incentive stock options to employees of the Company, including officers and directors, and non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares and other stock or cash awards as the administrator of the plan may determine, to the Company’s employees and service providers.

The 2018 Equity Incentive Plan may be administered by the board of directors or by different committees that may be established with respect to different groups of service providers; in that event, the committee established with respect to a group of service providers shall administer the 2018 Equity Incentive Plan with respect to awards granted to members of such group.

Subject to the provisions of the 2018 Equity Incentive Plan, and in the case of a committee, subject to the specific duties delegated by the board to such committee, the administrator will have the authority, in its sole discretion to determine subject to Israeli law and section 16 of the Exchange Act, the grantees of awards and the terms of the grant, including, exercise prices, vesting schedules, acceleration of vesting and conditions and restrictions applicable to an award, as well other matters necessary in the administration of the 2018 Equity Incentive Plan. The 2018 Equity Incentive Plan enables us to issue awards under various tax regimes, including, without limitation, pursuant to Section 102 of the Ordinance, and under Section 3(i) of the Ordinance and Section 422 of the United States Internal Revenue Code of 1986, as amended (the “Code”).

The 2018 Equity Incentive Plan provides that awards granted to our employees, directors and officers who are not controlling shareholders and who are not considered Israeli residents are intended to qualify for special tax treatment under the “capital gain track” provisions of Section 102(b) of the Ordinance as detailed above. Our Israeli non-employee service providers and controlling shareholders may only be granted awards under Section 3(i) of the Ordinance, which does not provide for similar tax benefits.

Awards granted under the 2018 Equity Incentive Plan to U.S. residents may qualify as “incentive stock options” within the meaning of Section 422 of the Code. The exercise price for “incentive stock options” must not be less than the fair market value on the date on which an option is granted, or 110% of the fair market value if the option holder holds more than 10% of our share capital. Notwithstanding the foregoing provisions, options may be granted with a per share exercise price of less than 100% of the fair market value per share on the date of grant pursuant to the issuance or assumption of an option in a transaction to which Section 424(a) of the Code applies in a manner consistent with said Section 424(a).

The vesting schedule of options granted under the 2018 Equity Incentive Plan is set forth in each grantee’s award agreement.

Awards terminate upon the date set out in the grantee’s specific award agreement or at the end of an extended period following the termination of the grantee’s employment or service. In the event of the death of a grantee while employed by or performing service for us or an affiliate, or in the event of termination of a grantee’s employment or services for reasons of disability, the grantee or his or her estate or legal successor (in the case of death), may exercise awards that have vested prior to termination within a period of nine (9) months from the date of disability or death but in any event no later than the expiration date of the awards. If a participant ceases to be a service provider, other than upon the participants termination as the result of the participant’s death or disability, may exercise his or her option within such period of time as is specified in the award agreement to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the award agreement). In the absence of a specified time in the award agreement, the option will remain exercisable for three (3) months following the participant’s termination. Unless otherwise provided by the administrator, if on the date of termination, the participant is not vested as to his or her entire option, the Common Stock covered by the unvested portion of the option will revert to the 2018 Equity Incentive Plan. If after termination, the participant does not exercise his or her option within the time specified by the award agreement or by operation of this paragraph, the option will terminate, and the Common Stock covered by such option will revert to the 2018 Equity Incentive Plan.

Israeli options may not be assigned or transferred other than by will or laws of descent, unless otherwise determined by the committee.

In the event of our proposed dissolution or liquidation, the administrator will notify each participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an award will terminate immediately prior to the consummation of such proposed action.

In the event of a merger or change in control, each outstanding award will be treated as the administrator determines, including, without limitation, that each award will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. The administrator will not be required to treat all awards similarly in the transaction.

In the event that the successor corporation does not assume or substitute for the award, the participant will fully vest in and have the right to exercise all of his or her outstanding options and stock appreciation rights, including Common Stock as to which such awards would not otherwise be vested or exercisable. All restrictions on restricted stock will lapse, and, with respect to restricted stock units, performance shares and performance units, all performance goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an option or stock appreciation right is not assumed or substituted for in the event of a change in control, the administrator will notify the participant in writing or electronically that the option or stock appreciation right will be fully vested and exercisable for a period of time determined by the administrator in its sole discretion, and the option or stock appreciation right will terminate upon the expiration of such period.

DIRECTOR COMPENSATION

The following table sets forth the compensation we paid our non-executive directors during the fiscal year ended December 31, 2021.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	All other compensation ($)	Total ($)
Amitay Weiss	78,625	-	-	-	78,625
Eliahou Arbib	29,637	-	-	-	29,637
Udi Kalifi	18,992	-	-	-	18,992
Israel Berenshtein	41,585	-	-	-	41,585
Ronen Rosenbloom	41,443	-	-	-	41,443

Directors’ and Officers’ Liability Insurance

We currently have directors’ and officers’ liability insurance insuring our directors and officers against liability for acts or omissions in their capacities as directors or officers, subject to certain exclusions. Such insurance also insures us against losses which we may incur in indemnifying our officers and directors. In addition, we have entered into indemnification agreements with key officers and directors and such persons shall also have indemnification rights under applicable laws, and our certificate of incorporation and bylaws.

PROPOSAL 2: APPROVAL OF THE 2022 SHARE INCENTIVE PLAN

Our board of directors approved the Save Foods, Inc. 2022 Share Incentive Plan (the “2022 Plan”) on May 29, 2022, subject to stockholder approval. If the stockholders approve the 2022 Plan, it will become operative on August 29, 2022. The 2022 Plan allows us to grant equity-based incentive awards to attract, motivate and retain the talent for which we compete.

The material terms of the 2022 Plan are summarized below. The summary is subject to and qualified in its entirety by reference to the full text of the 2022 Plan, which is included as Appendix A to this proxy statement and incorporated herein by reference.

Authorized Shares. The maximum number of ordinary shares available for issuance under the 2022 Plan is equal to the sum of 1,000,000 shares of common stock, or such number as our board of directors may determine from time to time.

Administration. Our board of directors, or a duly authorized committee of our board of directors, will administer the 2022 Plan. Under the 2022 Plan, the administrator has the authority, subject to applicable law, to interpret the terms of the 2022 Plan and any award agreements or awards granted thereunder, designate recipients of awards, determine and amend the terms of awards, including the exercise price of an option award, the fair market value of an ordinary share, the time and vesting schedule applicable to an award or the method of payment for an award, accelerate or amend the vesting schedule applicable to an award, prescribe the forms of agreement for use under the 2022 Plan and take all other actions and make all other determinations necessary for the administration of the 2022 Plan.

The administrator also has the authority to amend and rescind rules and regulations relating to the 2022 Plan or terminate the 2022 Plan at any time before the date of expiration of its ten year term.

Eligibility. The 2022 Plan provides for granting awards under various tax regimes, including, without limitation, in compliance with Section 102 of the Israeli Income Tax Ordinance (New Version), 5721-1961 (the “Ordinance”), and Section 3(i) of the Ordinance and for awards granted to our United States employees or service providers, including those who are deemed to be residents of the United States for tax purposes, Section 422 of the Code and Section 409A of the Code.

Section 102 of the Ordinance allows employees, directors and officers who are not controlling shareholders and are considered Israeli residents to receive favorable tax treatment for compensation in the form of shares or options. Our non-employee service providers and controlling shareholders may only be granted options under section 3(i) of the Ordinance, which does not provide for similar tax benefits.

Grant. All awards granted pursuant to the 2022 Plan will be evidenced by an award agreement, in a form approved, from time to time, by the administrator in its sole discretion. The award agreement will set forth the terms and conditions of the award, including the type of award, number of shares subject to such award, vesting schedule and conditions (including performance goals or measures) and the exercise price, if applicable. Certain awards under the 2022 Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards.

Each award will expire seven years from the date of the grant thereof, unless such shorter term of expiration is otherwise designated by the administrator.

Awards. The 2022 Plan provides for the grant of stock options (including incentive stock options and nonqualified stock options), shares of common stock, restricted shares, restricted share units and other share-based awards.

Options granted under the 2022 Plan to our employees who are U.S. residents may qualify as “incentive stock options” within the meaning of Section 422 of the Code, or may be non-qualified stock options. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant stockholders).

Exercise. An award under the 2022 Plan may be exercised by providing the company with a written or electronic notice of exercise and full payment of the exercise price for such shares underlying the award, if applicable, in such form and method as may be determined by the administrator and permitted by applicable law. An award may not be exercised for a fraction of a share. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the 2022 Plan, the administrator may, in its discretion, accept cash, provide for net withholding of shares in a cashless exercise mechanism or direct a securities broker to sell shares and deliver all or a part of the proceeds to the Company or the trustee.

Transferability. Other than by will, the laws of descent and distribution or as otherwise provided under the 2022 Plan, neither the options nor any right in connection with such options are assignable or transferable.

Termination of Employment. In the event of termination of a grantee’s employment or service with the company or any of its affiliates, all vested and exercisable awards held by such grantee as of the date of termination may be exercised within three months after such date of termination, unless otherwise determined by the administrator. After such three month period, all such unexercised awards will terminate and the shares covered by such awards shall again be available for issuance under the 2022 Plan.

In the event of termination of a grantee’s employment or service with the company or any of its affiliates due to such grantee’s death, permanent disability or retirement, all vested and exercisable awards held by such grantee as of the date of termination may be exercised by the grantee or the grantee’s legal guardian, estate, or by a person who acquired the right to exercise the award by bequest or inheritance, as applicable, within twelve months after such date of termination, unless otherwise provided by the administrator. Any awards which are unvested as of the date of such termination or which are vested but not then exercised within the twelve month period following such date, will terminate and the shares covered by such awards shall again be available for issuance under the 2022 Plan.

Notwithstanding any of the foregoing, if a grantee’s employment or services with the company or any of its affiliates is terminated for “cause” (as defined in the 2022 Plan), all outstanding awards held by such grantee (whether vested or unvested) will terminate on the date of such termination and the shares covered by such awards shall again be available for issuance under the 2022 Plan.

Transactions. In the event of a share split, reverse share split, share dividend, recapitalization, combination or reclassification of our shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the company (but not including the conversion of any convertible securities of the company), the administrator in its sole discretion shall make an appropriate adjustment in the number of shares related to each outstanding award and to the number of shares reserved for issuance under the 2022 Plan, to the class and kind of shares subject to the 2022 Plan, as well as the exercise price per share of each outstanding award, as applicable, the terms and conditions concerning vesting and exercisability and the term and duration of outstanding awards, or any other terms that the administrator adjusts in its discretion, or the type or class of security, asset or right underlying the award (which need not be only that of the Company, and may be that of the surviving corporation or any affiliate thereof or such other entity party to any of the above transactions); provided that any fractional shares resulting from such adjustment shall be rounded down to the nearest whole share unless otherwise determined by the administrator. In the event of a distribution of a cash dividend to all shareholders, the administrator may determine, without the consent of any holder of an award, that the exercise price of an outstanding and unexercised award shall be reduced by an amount equal to the per share gross dividend amount distributed by the Company, subject to applicable law.

In the event of a merger or consolidation of our company, or a sale of all, or substantially all, of the Company’s shares or assets or other transaction having a similar effect on the Company, or change in the composition of the board of directors, or liquidation or dissolution, or such other transaction or circumstances that the board of directors determines to be a relevant transaction, then without the consent of the grantee, the administrator may but is not required to (i) cause any outstanding award to be assumed or substituted by such successor corporation, or (ii) regardless of whether or not the successor corporation assumes or substitutes the award (a) provide the grantee with the option to exercise the award as to all or part of the shares, and may provide for an acceleration of vesting of unvested awards, or (b) cancel the award and pay in cash, shares of the company, the acquirer or other corporation which is a party to such transaction or other property as determined by the administrator as fair in the circumstances. Notwithstanding the foregoing, the administrator may upon such event amend, modify or terminate the terms of any award as it shall deem, in good faith, appropriate.

Interest of Directors and Executive Officers

All members of our board of directors and all of our executive officers are eligible for awards under the 2022 Plan and, thus, have a personal interest in its approval.

New Plan Benefits

With respect to the 2022 Plan, we cannot currently determine the benefits or number of shares that will be subject to awards that may be granted in the future to eligible participants under the 2022 Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the compensation committee.

The market value of our common stock is $3.36 per share based on the closing price of our common stock on July 15, 2022.

Vote Required

Pursuant to Section 5635 of the Nasdaq Rules, the Proposal 2 will require approval by a majority of votes cast. Abstentions and broker non-votes, which are not considered “votes cast,” will have no effect on the outcome of Proposal 2.

Board Recommendation: The board of directors recommends a vote FOR the approval of the Incentive Plan Proposal (Proposal 2).

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO REDUCE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Our board of directors adopted a resolution proposing an amendment to the Company’s certificate of incorporation to reduce the number of authorized shares of common stock from 495,000,000 to 100,000,000 shares of common stock. Stockholders are being asked to approve a decrease in the Company’s authorized shares of common stock in order to better align the number of authorized, but unissued shares of the Company’s common stock to its anticipated needs and reduce the Company’s Delaware state franchise obligations.

Reasons for Amendment

The Company’s Certificate of Incorporation currently provides for 495,000,000 shares of authorized common stock and 5,000,000 shares of authorized preferred stock, of which 2,876,136 and zero shares, respectively, were issued and outstanding as of December 31, 2021. On February 23, 2021, we effected a 7-to-1 reverse stock split with respect to our common stock in order to comply with the Nasdaq initial listing criteria. In light of the reverse stock split and the significant delta caused between the authorized number of shares of common stock and the number of shares of common stock issued and outstanding, our board of directors has determined to reduce the number of authorized shares of common stock from 495,000,000 to 100,000,000 to better align the number of authorized, but unissued shares of the Company’s common stock to its anticipated needs and reduce the Company’s state franchise obligations.

The Company pays franchise tax in Delaware based upon the number of shares of common stock and preferred stock that the Company is authorized to issue applying either the par value or an assumed par value (based upon the total assets divided by the number of shares that are outstanding). Without a reduction in the 395,000,000 authorized shares of common stock, the estimated annual franchise tax is expected to be approximately $200,000. By reducing the authorized shares to 100,000,000 shares of common stock, the estimated annual franchise tax would be reduced to approximately $98,000. Additionally, the reduction in the number of authorized shares would decrease the potential dilution to our stockholders. Of the 495,000,000 shares of common stock we are currently authorized to issue, 2,876,136 shares of common stock are now outstanding. If we do not reduce the number of authorized shares, we could potentially issue up to approximately 492,193,400 shares of common stock, which could substantially dilute the ownership of the Company by our existing stockholders. If we reduce the number of shares we are authorized to issue to 100,000,000, then we could issue approximately 97,193,400 shares of common stock. Although the issuance of these shares would still be dilutive to our current stockholders, the potential dilution would be substantially less than that which would be possible if our authorized shares remain at 495,000,000 shares of common stock. Our board of directors also believes that 495,000,000 authorized shares of common stock is disproportionately large in relation to the Company’s outstanding common stock following the above-described reverse stock split. This could make it more difficult for the Company to obtain equity financing in the future because the Company would have the ability to dilute equity investments significantly at any time.

The text of Article IV, as it is proposed to be amended, is set forth as Annex B to this proxy statement.

Vote Required

Proposal 3 will require the affirmative vote of the holders of a majority of the shares of our issued and outstanding common stock entitled to vote on such proposal at the Annual Meeting. Failures to vote, abstentions and broker “non-votes”, if any, will be the equivalent of a vote AGAINST Proposal 3. Because this proposal is a routine matter, brokers will have discretionary voting on this matter if they do not receive instructions.

Board Recommendation The board of directors recommends a vote FOR the approval of the Authorized Share Capital Proposal (Proposal 3).

PROPOSAL 4: GRANT OF AUTHORITY FOR A REVERSE SPLIT OF
THE COMPANY’S COMMON STOCK

Our board of directors deems it advisable and in the best interest of the Company that our board of directors be granted the discretionary authority to amend the Company’s Certificate of Incorporation to effect the Reverse Stock Split of the Company’s issued and outstanding Common Stock as described below (the “Reverse Stock Split Amendment”).

Background

The form of Reverse Stock Split Amendment to be filed with the Delaware Secretary of State is set forth in Annex C (subject to any changes required by applicable law and provided that, since Proposal 3 will result in changes to the Certificate of Incorporation, the Company may file one or more amendments with the Delaware Secretary of State to effect multiple approved proposals).

Approval of the proposal would permit (but not require) our board of directors to effect one or more reverse stock splits of our issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-ten, with the exact ratio to be set at a number within this range as determined by our board of directors in its sole discretion, provided that the board of directors determines to effect the Reverse Stock Split and such amendment is filed with the appropriate authorities in the State of Delaware no later than June 16, 2023. The Company shall not effect Reverse Stock Splits that, in the aggregate, exceeds one-for-ten. We believe that enabling our board of directors to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining a ratio, if any, our board of directors may consider, among other things, factors such as:

●	the initial or continuing listing requirements of the Nasdaq Capital Market;
●	the historical trading price and trading volume of our common stock;
●	the number of shares of our common stock outstanding;
●	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;
●	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and
●	prevailing general market and economic conditions.

Our board of directors reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Depending on the ratio for the Reverse Stock Split determined by our board of directors, no less than two and no more than ten shares of existing Common Stock, as determined by our board of directors, will be combined into one share of common stock. The Company shall not effect Reverse Stock Splits that, in the aggregate, exceed one-for-ten. No fractional shares of common stock will be issued as the result of the Reverse Stock Split. Instead, each stockholder will be entitled to receive one share of common stock in lieu of the fractional share that would have resulted from the Reverse Stock Split.

Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

The Company’s primary reasons for approving and recommending the Reverse Stock Split are to make the common stock more attractive to certain institutional investors, which would provide for a stronger investor base and to increase the per share price and bid price of our common stock to regain compliance with the continued listing requirements of Nasdaq. The Company believes the Reverse Stock Split will make its Common Stock more attractive to a broader range of investors, as it believes that the current market price of the Common Stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. The Company believes that the Reverse Stock Split will make the common stock a more attractive and cost effective investment for many investors, which in turn would enhance the liquidity of the holders of common stock.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split, that as a result of the Reverse Stock Split we will be able to meet or maintain a bid price over the minimum bid price requirement of Nasdaq or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split will become effective upon the filing or such later time as specified in the filing (the “Effective Time”) of the Reverse Stock Split Amendment with the Delaware Secretary of State. The form of the Reverse Stock Split Amendment is attached hereto as Annex C. The exact timing of the filing of the Reverse Stock Split Amendment and the ratio of the Reverse Stock Split (within the approved range) will be determined by our board of directors based on its evaluation as to when such action and at what ratio will be the most advantageous to the Company and our stockholders. In addition, our board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the Reverse Stock Split Amendment, our board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split. If the Reverse Stock Split Amendment has not been filed with the Delaware Secretary of State by June 16, 2023, our board of directors will abandon the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by our Board of Directors, a minimum of two and a maximum of ten shares in aggregate of existing common stock will be combined into one new share of common stock. Based on 2,882,136 shares of Common Stock issued and outstanding as of the Record Date, immediately following the reverse split the Company would have approximately 1,441,068 shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is 1-for-2, approximately 576,427 shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is 1-for-5, and approximately 288,214 shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is 1-for-10, which is the aggregate ratio allowed under this proposal. Any other ratios selected within such range would result in a number of shares of common stock issued and outstanding following the transaction between 288,214 and 1,441,068 shares. The foregoing does not give effect to (i) 192,576 shares of common stock issuable upon exercise of outstanding options as of the Record Date and (ii) 0 shares of common stock issuable upon exercise of outstanding warrants as of the Record Date.

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the Reverse Stock Split ratio and the number of Reverse Stock Splits, if any, that are ultimately determined by our board of directors.

The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “— Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will be rounded up to the next whole number. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our common stock will have new Committee on Uniform Securities Identification Procedures (“CUSIP”) numbers, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below. After the Effective Time, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934 and our common stock will continue to be quoted on the Nasdaq Capital Market under the symbol “SVFD”. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” as described by Rule 13e-3 under the Exchange Act.

After the Effective Time of the Reverse Stock Split, the post-split market price of our common stock may be less than the pre-split price multiplied by the Reverse Stock Split ratio. In addition, a reduction in number of shares outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock.

Authorized Shares of Common Stock

The Reverse Stock Split will not change the number of authorized shares of the Company’s common stock under the Company’s Certificate of Incorporation. (A separate proposal, however, may, if approved, will decrease our authorized shares of common stock from 495,000,000 to 100,000,000. See Proposal 3.) Because the number of issued and outstanding shares of common stock will decrease, the number of shares of Common Stock remaining available for issuance will increase.

Beneficial Holders of Common Stock (i.e. stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e. stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

The Company expects that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. No service charges will be payable by holders of shares of common stock in connection with the exchange of certificates. All of such expenses will be borne by the Company.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

No fractional shares of common stock will be issued as the result of the Reverse Stock Split. Instead, each stockholder will be entitled to receive one share of common stock in lieu of the fractional share that would have resulted from the Reverse Stock Split.

Effect of the Reverse Stock Split on Employee and Consultant Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Stock Split ratio determined by our board of directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split determined by our board of directors, subject to our treatment of fractional shares.

Accounting Matters

The Reverse Stock Split Amendment will not affect the par value of our common stock per share, which will remain $0.0001 par value per share. As a result, as of the Effective Time, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet, on aggregate, will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

No Appraisal Rights

Under Delaware law and our charter documents, holders of our common stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split.

The text of Article IV, as it is proposed to be amended, is set forth as Annex C to this proxy statement.

Vote Required

Proposal 4 will require the affirmative vote of the holders of a majority of the shares of our issued and outstanding common stock entitled to vote on such proposal at the Annual Meeting. Failures to vote, abstentions and broker “non-votes”, if any, will be the equivalent of a vote AGAINST Proposal 4. Because this proposal is a routine matter, brokers will have discretionary voting on this matter if they do not receive instructions

Board Recommendation The board of directors recommends a vote FOR the approval of the Reverse Stock Split (Proposal 4).

PROPOSAL 5: APPROVAL OF ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS

Our common stock is currently listed on the Nasdaq Capital Market and, as such, we are subject to Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) (“Rule 5635(d)”) requires us to obtain stockholder approval prior to the issuance of our common stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of common stock (and/or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding before the issuance. Shares of our common stock issuable upon the exercise or conversion of warrants, options, debt instruments or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

We may seek to raise additional capital to implement our business strategy and enhance our overall capitalization. We have not determined the particular terms for such prospective offerings. Because we may seek additional capital that triggers the requirements of Rule 5635(d), we are seeking stockholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop in the equity markets.

We hereby submit this Proposal 5 to our stockholders for their approval of the potential issuance of shares of our common stock, or securities convertible into our common stock, in one or more non-public capital-raising transactions, or offerings, subject to the following limitations:

●	The aggregate number of shares issued in the offerings will not exceed 20,000,000 shares of our common stock, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to options, warrants, convertible debt or other securities exercisable for or convertible into common stock) (See Proposal 4);
●	The total aggregate consideration will not exceed $50 million;
●	The maximum discount at which securities will be offered (which may consist of a share of common stock and a warrant for the issuance of up to an additional share of common stock) will be equivalent to a discount of 20% below the market price of our common stock at the time of issuance in recognition of the historical volatility making the pricing discount of our stock required by investors at any particular time difficult, at this time, to predict.
●	Such offerings will occur, if at all, on or before November 16, 2022; and
●	Such other terms as the board of directors shall deem to be in the best interests of the Company and its stockholders, not inconsistent with the foregoing.

The issuance of shares of our common stock, or other securities convertible into shares of our common stock, in accordance with any offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our common stock. The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the common stock.

The issuance of shares of common stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Board of Directors has not yet determined the terms and conditions of any offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than 20,000,000 shares of common stock in the aggregate pursuant to the authority requested from stockholders under this proposal, subject to adjustment for any Reverse Stock Split (See Proposal 4). It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our common stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $15 million. If all or part of the offerings is completed, the net proceeds will be used for general corporate purposes. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the issuance of securities in on or more non-public offerings, and we will not independently provide our stockholders with any such rights.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to approve the issuance of securities in one or more non-public offerings, as required by and in accordance with Nasdaq Marketplace Rule 5635(d).

Board Recommendation The board of directors recommends a vote FOR the approval of the Equity Issuance Proposal (Proposal 5).

PROPOSAL 6: RATIFICATION OF APPOINTMENT OF Somekh Chaikin, CERTIFIED PUBLIC ACCOUNTANTS, A MEMBER OF KPMG International, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our board of directors has appointed Somekh Chaikin, Certified Public Accountants, a member of KPMG International (“Somekh”), as the independent registered public accounting firm for the year ending December 31, 2022, subject to stockholder ratification pursuant to the Auditor Appointment Proposal (Proposal 4) at the Annual Meeting.

Somekh served as our independent registered public accounting firm for the year ended December 31, 2021. Representatives of Somekh will not be present at the Annual Meeting, will not have the opportunity to make a statement if they so desire and will not be available to respond to appropriate questions.

The following table sets forth the fees billed to us by (i) Halperin Ilanit CPA, an independent registered public accounting firm (“Halperin”), for the period ended July 25, 2021, and for the fiscal year ended December 31, 2020, and (ii) Somekh for fiscal year ended December 31, 2021.

Fee Category	2021		2020
Audit Fees	172,500	(1)	24,150
Audit-Related Fees	-		-
Tax Fees	18,069		2,488
All Other Fees	-		-
Total Fees	190,569		26,638

(1)	Audit Fees consists of $27,500 in connection with the services rendered Halperin and $145,000 in connection with the services rendered by Somekh.

Audit Fees: These fees relate to the audit of our annual financial statements and the review of our interim quarterly financial statements.

Tax Fees: These fees relate to professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees: Somekh did not bill us for any other fees for the year ended December 31, 2021.

Replacement of Independent Auditor: On July 25, 2021, our board of directors approved the dismissal of Halperin as its independent registered accounting firm, effective as of the same date, and appointed Somekh as our new independent registered public accounting firm for the fiscal year ended December 31, 2021, effective as of the same date. The audit reports prepared by Halperin on the Company’s financial statements for the fiscal year ended 2019 and 2020, each contained a statement expressing substantial doubt as to the Company’s ability to continue as a going concern and Halperin previously informed our board of directors of certain material weaknesses in the Company’s disclosure control and procedures during each of the fiscal years ended 2019 and 2020, and each of the subsequent periods through the date hereof; that notwithstanding, there were no disagreements with Halperin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Halperin, would have caused Halperin to make reference to the subject matter of the disagreements in connection with its reports.

Approval of Independent Registered Public Accounting Firm Services and Fees

The board of directors requests that stockholders ratify the appointment of Somekh as the independent registered public accounting firm to conduct the audit of our financial statements for the year ending December 31, 2022. In the event that the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the audit committee determines that such a change could be in the best interest of our stockholders.

Vote Required

Proposal 6 will require the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that are voted for or against such proposal. Abstentions and broker non-votes will have no effect on the outcome of the Auditor Appointment Proposal (Proposal 6). Because this proposal is a routine matter, brokers will have discretionary voting on this matter if they do not receive instructions.

Board Recommendation:

The board of directors recommends a vote FOR the ratification of the re-appointment of Somekh Chaikin, Certified Public Accountants, a member of KPMG International, pursuant to the Auditor Reappointment Proposal at the Meeting.

OTHER BUSINESS

The board of directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to rules of the SEC, a stockholder who intends to present a proposal at our next annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal to us in writing to the attention of the Secretary at Save Foods, Inc., 730 NW 107 Avenue Miami, Florida, 33172. The proposal must be received no later than , 2022, after which date such stockholder proposal will be considered untimely. In the event that the date of the 2022 annual meeting has been changed more than 30 days from the one year anniversary of the date of the 2021 annual meeting, then the deadline for receipt of a proposal by a stockholder is within a reasonable time before we begin to print and send our proxy materials, in order to be eligible for inclusion in our proxy statement relating to that 2022 meeting. Stockholders wishing to submit nominations of persons for election to the board of directors or proposals of business to be presented directly at the annual meeting instead of for inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our amended and restated bylaws. To be timely in connection with our next annual meeting, such a stockholder nomination or proposal must be received by our Secretary at our principal executive offices between March 20, 2023 and April 19, 2023.

A copy of Save Foods, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to Save Foods, Inc., 730 NW 107 Avenue Miami, Florida, 33172.

ANNEX A

2022 SHARE INCENTIVE PLAN

Save Foods, Inc.
2022 Share Incentive Plan

Unless otherwise defined, terms used herein shall have the meaning ascribed to them in Section 2 hereof.

1. PURPOSE; TYPES OF AWARDS; CONSTRUCTION.

1.1. Purpose. The purpose of this 2022 Share Incentive Plan (as amended, this “Plan”) is to afford an incentive to Service Providers of Save Foods, Inc., a Delaware registered company (together with any successor corporation thereto, the “Corporation”), or any Affiliate of the Corporation, which now exists or hereafter is organized or acquired by the Corporation or its Affiliates, to continue as Service Providers, to increase their efforts on behalf of the Corporation or its Affiliates and to promote the success of the Corporation’s business, by providing such Service Providers with opportunities to acquire a proprietary interest in the Corporation by the issuance of Shares or restricted Shares (“Restricted Shares”) of the Corporation, and by the grant of options to purchase Shares (“Options”), Restricted Share Units (“RSUs”) and other Share-based Awards pursuant to Sections 11 through 13 of this Plan.

1.2. Types of Awards. This Plan is intended to enable the Corporation to issue Awards under various tax regimes, including:

(i) pursuant and subject to the provisions of Section 102 of the Ordinance (or the corresponding provision of any subsequently enacted statute, as amended from time to time), and all regulations and interpretations adopted by any competent authority, including the Israel Tax Authority (the “ITA”), including the Income Tax Rules (Tax Benefits in Stock Issuance to Employees) 5763-2003 or such other rules so adopted from time to time (the “Rules”) (such Awards that are intended to be (as set forth in the Award Agreement) and which qualify as such under Section 102 of the Ordinance and the Rules, “102 Awards”);

(ii) pursuant to Section 3(i) of the Ordinance or the corresponding provision of any subsequently enacted statute, as amended from time to time (such Awards, “3(i) Awards”);

(iii) Incentive Stock Options within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted United States federal tax statute, as amended from time to time, to be granted to Employees who are deemed to be residents of the United States, for purposes of taxation, or are otherwise subject to U.S. Federal income tax (such Awards that are intended to be (as set forth in the Award Agreement) and which qualify as an incentive stock option within the meaning of Section 422(b) of the Code, “Incentive Stock Options”); and

(iv) Options not intended to be (as set forth in the Award Agreement) or which do not qualify as an Incentive Stock Option to be granted to Service Providers who are deemed to be residents of the United States for purposes of taxation, or are otherwise subject to U.S. Federal income tax (“Nonqualified Stock Options”).

In addition to the issuance of Awards under the relevant tax regimes in the United States of America and the State of Israel, and without derogating from the generality of Section 25, this Plan contemplates issuances to Grantees in other jurisdictions or under other tax regimes with respect to which the Committee is empowered, but is not required, to make the requisite adjustments in this Plan and set forth the relevant conditions in an appendix to this Plan or in the Corporation’s agreement with the Grantee in order to comply with the requirements of such other tax regimes.

1.3. Corporation Status. This Plan contemplates the issuance of Awards by the Corporation, both as a private and public company.

1.4. Construction. To the extent any provision herein conflicts with the conditions of any relevant tax law, rule or regulation which are relied upon for tax relief in respect of a particular Award to a Grantee, the Committee is empowered, but is not required, hereunder to determine that the provisions of such law, rule or regulation shall prevail over those of this Plan and to interpret and enforce such prevailing provisions. With respect to 102 Awards, if and to the extent any action or the exercise or application of any provision hereof or authority granted hereby is conditioned or subject to obtaining a ruling or tax determination from the ITA, to the extent required by applicable law, then the taking of any such action or the exercise or application of such section or authority with respect to 102 Awards shall be conditioned upon obtaining such ruling or tax determination, and, if obtained, shall be subject to any condition set forth therein; it being clarified that there is no obligation to apply for any such ruling or tax determination (which shall be in the sole discretion of the Committee) and no assurance is made that if applied any such ruling or tax determination will be obtained (or the conditions thereof).

A-1

2. DEFINITIONS.

2.1. Terms Generally. Except when otherwise indicated by the context, (i) the singular shall include the plural and the plural shall include the singular; (ii) any pronoun shall include the corresponding masculine, feminine and neuter forms; (iii) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth therein or herein), (iv) references to any law, constitution, statute, treaty, regulation, rule or ordinance, including any section or other part thereof shall refer to it as amended from time to time and shall include any successor thereof, (v) reference to a “company” or “entity” shall include a, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof, and reference to a “person” shall mean any of the foregoing or an individual, (vi) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Plan in its entirety, and not to any particular provision hereof, (vii) all references herein to Sections shall be construed to refer to Sections to this Plan; (viii) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; and (ix) use of the term “or” is not intended to be exclusive.

2.2. Defined Terms. The following terms shall have the meanings ascribed to them in this Section 2:

2.3. “Affiliate” shall mean, with respect to any person, any other person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such person (with the term “control” or “controlled by” within the meaning of Rule 405 of Regulation C under the Securities Act), including, without limitation, any Parent or Subsidiary, or Employer.

2.4. “Applicable Law” shall mean any applicable law, rule, regulation, statute, pronouncement, policy, interpretation, judgment, order or decree of any federal, provincial, state or local governmental, regulatory or adjudicative authority or agency, of any jurisdiction, and the rules and regulations of any stock exchange, over-the-counter market or trading system on which the Corporation’s shares are then traded or listed.

2.5. “Award” shall mean any Option, Restricted Share, RSUs, Shares or any other Share-based award granted under this Plan.

2.6. “Board” shall mean the Board of Directors of the Corporation.

2.7. “Bylaws” – shall mean Save Foods, Inc.’s by-laws.

2.8. “Change in Board Event” shall mean any time at which individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Corporation’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

2.9. “Charter”- shall mean Save Foods, Inc.’s Certificate of Incorporation.

2.10. “Code” shall mean the United States Internal Revenue Code of 1986, and any applicable regulations promulgated thereunder, all as amended.

2.11. “Committee” shall mean a committee established or appointed by the Board to administer this Plan, subject to Section 3.1.

2.12. “Controlling Shareholder” shall have the meaning set forth in Section 32(9) of the Ordinance.

A-2

2.13. “Disability” shall mean (i) the inability of a Grantee to engage in any substantial gainful activity or to perform the major duties of the Grantee’s position with the Corporation or its Affiliates by reason of any medically determinable physical or mental impairment which has lasted or can be expected to last for a continuous period of not less than 12 months (or such other period as determined by the Committee), as determined by a qualified doctor acceptable to the Corporation, (ii) if applicable, a “permanent and total disability” as defined in Section 22(e)(3) of the Code or Section 409A(a)(2)(c)(i) of the Code, as amended from time to time, or (iii) as defined in a policy of the Corporation that the Committee deems applicable to this Plan, or that makes reference to this Plan, for purposes of this definition. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

2.14. “Employee” shall mean any person treated as an employee (including an officer or a director who is also treated as an employee) in the records of the Corporation or any of its Affiliates (and in the case of 102 Awards, subject to Section 9.3 or in the case of Incentive Stock Options, who is an employee for purposes of Section 422 of the Code); provided, however, that neither service as a director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of this Plan. The Corporation shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of a person’s rights, if any, under this Plan as of the time of the Corporation’s determination, all such determinations by the Corporation shall be final, binding and conclusive, notwithstanding that the Corporation or any court of law or governmental agency subsequently makes a contrary determination.

2.15. “Employer” means, for purpose of a 102 Trustee Award, the Corporation or an Affiliate, Subsidiary or Parent thereof, which is an “employing company” within the meaning and subject to the conditions of Section 102(a) of the Ordinance.

2.16. “employment”, “employed” and words of similar import shall be deemed to refer to the employment of Employees or to the services of any other Service Provider, as the case may be.

2.17. “exercise” “exercised” and words of similar import, when referring to an Award that does not require exercise or that is settled upon vesting (such as may be the case with RSUs or Restricted Shares, if so determined in their terms), shall be deemed to refer to the vesting of such an Award (regardless of whether or not the wording included reference to vesting of such an Awards explicitly).

2.18. “Exercise Period” shall mean the period, commencing on the date of grant of an Award, during which an Award shall be exercisable, subject to any vesting provisions thereof (including any acceleration thereof, if any) and subject to the termination provisions hereof.

2.19. “Exercise Price” shall mean the exercise price for each Share covered by an Option or the purchase price for each Share covered by any other Award.

2.20. “Fair Market Value” shall mean, as of any date, the value of a Share or other securities, property or rights as determined by the Board, in its discretion, subject to the following: (i) if, on such date, the Shares are listed on any securities exchange, the average closing sales price per Share on which the Shares are principally traded over the thirty (30) day calendar period preceding the subject date (utilizing all trading days during such 30 calendar day period), as reported in The Wall Street Journal or such other source as the Corporation deems reliable; (ii) if, on such date, the Shares are then quoted in an over-the-counter market, the average of the closing bid and asked prices for the Shares in that market during the thirty (30) day calendar period preceding the subject date (utilizing all trading days during such 30 calendar day period), as reported in The Wall Street Journal or such other source as the Corporation deems reliable; or (iii) if, on such date, the Shares are not then listed on a securities exchange or quoted in an over-the-counter market, or in case of any other securities, property or rights, such value as the Committee, in its sole discretion, shall determine, with full authority to determine the method for making such determination and which determination shall be conclusive and binding on all parties, and shall be made after such consultations with outside legal, accounting and other experts as the Committee may deem advisable; provided, however, that, if applicable, the Fair Market Value of the Shares shall be determined in a manner that is intended to satisfy the applicable requirements of and subject to Section 409A of the Code, and with respect to Incentive Stock Options, in a manner that is intended to satisfy the applicable requirements of and subject to Section 422 of the Code, subject to Section 422(c)(7) of the Code. The Committee shall maintain a written record of its method of determining such value. If the Shares are listed or quoted on more than one established stock exchange or over-the-counter market, the Committee shall determine the principal such exchange or market and utilize the price of the Shares on that exchange or market (determined as per the method described in clauses (i) or (ii) above, as applicable) for the purpose of determining Fair Market Value.

A-3

2.21. “Grantee” shall mean a person who has been granted an Award(s) under this Plan.

2.22. “Ordinance” shall mean the Israeli Income Tax Ordinance (New Version) 1961, and the regulations and rules (including the Rules) promulgated thereunder, all as amended from time to time.

2.23. “Parent” shall mean any company (other than the Corporation), which now exists or is hereafter organized, (i) in an unbroken chain of companies ending with the Corporation if, at the time of granting an Award, each of the companies (other than the Corporation) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain, or (ii) if applicable and for purposes of Incentive Stock Options, that is a “parent corporation” of the Corporation, as defined in Section 424(e) of the Code.

2.24. “Retirement” shall mean a Grantee’s retirement pursuant to Applicable Law or in accordance with the terms of any tax-qualified retirement plan maintained by the Corporation or any of its Affiliates in which the Grantee participates or is subject to.

2.25. “Securities Act” shall mean the U.S. Securities Act of 1933, and the rules and regulations promulgated thereunder, all as amended from time to time.

2.26. “Service Provider” shall mean an Employee, director, officer, consultant, advisor and any other person or entity who provides services to the Corporation or any Parent, Subsidiary or Affiliate thereof. Service Providers shall include prospective Service Providers to whom Awards are granted in connection with written offers of an employment or other service relationship with the Corporation or any Parent, Subsidiary or any Affiliates thereof, provided, however, that such employment or service shall have actually commenced.

“Shares” shall mean shares of common stock, par value US$0.001 per share, of the Corporation (as adjusted for stock split, reverse stock split, bonus shares, combination or other recapitalization events), or shares of such other class of shares of the Corporation as shall be designated by the Board in respect of the relevant Award(s). “Shares” include any securities, property or rights issued or distributed with respect thereto.

2.27. “Subsidiary” shall mean any company (other than the Corporation), which now exists or is hereafter organized or acquired by the Corporation, (i) in an unbroken chain of companies beginning with the Corporation if, at the time of granting an Award, each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain, or (ii) if applicable and for purposes of Incentive Stock Options, that is a “subsidiary corporation” of the Corporation, as defined in Section 424(f) of the Code.

2.28. “tax(es)” shall mean (a) all federal, state, local or foreign taxes, charges, fees, imposts, levies or other assessments, including all income, capital gains, alternative or add-on minimum, transfer, value added tax, real and personal property, withholding, payroll, employment, escheat, social security, disability, national security, health tax, wealth surtax, stamp, registration and estimated taxes, customs duties, fees, assessments and charges of any similar kind whatsoever (including under Section 280G of the Code) or other tax of any kind whatsoever, (b) all interest, indexation differentials, penalties, fines, additions to tax or additional amounts imposed by any taxing authority in connection with any item described in clause (a), (c) any transferee or successor liability in respect of any items described in clauses (a) or (b) payable by reason of contract, assumption, transferee liability, successor liability, operation of Applicable Law, or as a result of any express or implied obligation to assume Taxes or to indemnify any other person, and (d) any liability for the payment of any amounts of the type described in clause (a) or (b) payable as a result of being a member of an affiliated, consolidated, combined, unitary or aggregate or other group for any taxable period, including under U.S. Treasury Regulations Section 1.1502-6(a) (or any predecessor or successor thereof of any analogous or similar provision under Law) or otherwise.

2.29. “Ten Percent Shareholder” shall mean a Grantee who, at the time an Award is granted to the Grantee, owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Corporation or any Parent or Subsidiary, within the meaning of Section 422(b)(6) of the Code.

2.30. “Trustee” shall mean the trustee appointed by the Committee to hold the Awards (and, in relation with 102 Trustee Awards, approved by the ITA), if so appointed.

A-4

2.31. Other Defined Terms. The following terms shall have the meanings ascribed to them in the Sections set forth below:

Term	Section
102 Awards	1.2(i)
102 Capital Gains Track Awards	9.1
102 Non-Trustee Awards	9.2
102 Ordinary Income Track Awards	9.1
102 Trustee Awards	9.1
3(i) Awards	1.2(ii)
Award Agreement	6
Cause	6.6.4.4
Corporation	1.1
Effective Date	24.1
Election	9.2
Eligible 102 Grantees	9.3.1
Incentive Stock Options	1.2(iii)
Information	16.4
ITA	1.2(i)
Market Stand-Off	17
Market Stand-Off Period	17
Merger/Sale	14.2
Nonqualified Stock Options	1.2(iv)
Plan	1.1
Pool	5.1
Recapitalization	14.1
Required Holding Period	9.5
Restricted Period	11.2
Restricted Share Agreement	11
Restricted Share Unit Agreement	12
Restricted Shares	1.1
RSUs	1.1
Rules	1.2(i)
Securities	17.1
Successor Corporation	14.2.1
Withholding Obligations	18.5

3. ADMINISTRATION.

3.1. To the extent permitted under Applicable Law, the Charter, the Bylaws and any other governing document of the Corporation, this Plan shall be administered by the Committee. In the event that the Board does not appoint or establish a committee to administer this Plan, this Plan shall be administered by the Board, and, accordingly, any and all references herein to the Committee shall be construed as references to the Board. In the event that an action necessary for the administration of this Plan is required under Applicable Law to be taken by the Board without the right of delegation, or if such action or power was explicitly reserved by the Board in appointing, establishing and empowering the Committee, then such action shall be so taken by the Board. In any such event, all references herein to the Committee shall be construed as references to the Board. Even if such a Committee was appointed or established, the Board may take any actions that are stated to be vested in the Committee, and shall not be restricted or limited from exercising all rights, powers and authorities under this Plan or Applicable Law.

A-5

3.2. The Board shall appoint the members of the Committee, may from time to time remove members from, or add members to, the Committee, and shall fill vacancies in the Committee, however caused, provided that the composition of the Committee shall at all times be in compliance with any mandatory requirements of Applicable Law, the Charter, the Bylaws and any other governing document of the Corporation. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall determine. The Committee may appoint a Secretary, who shall keep records of its meetings, and shall make such rules and regulations for the conduct of its business as it shall deem advisable and subject to mandatory requirements of Applicable Law.

3.3. Subject to the terms and conditions of this Plan, any mandatory provisions of Applicable Law and any provisions of any Corporation policy required under mandatory provisions of Applicable Law, and in addition to the Committee’s powers contained elsewhere in this Plan, the Committee shall have full authority, in its discretion, from time to time and at any time, to determine any of the following, or to recommend to the Board any of the following if it is not authorized to take such action according to Applicable Law:

(i) eligible Grantees,

(ii) grants of Awards and setting the terms and provisions of Award Agreements (which need not be identical) and any other agreements or instruments under which Awards are made, including the number of Shares underlying each Award and the class of Shares underlying each Award (if more than one class was designated by the Board),

(iii) the time or times at which Awards shall be granted.

(iv) the terms, conditions and restrictions applicable to each Award (which need not be identical) and any Shares acquired upon the exercise or (if applicable) vesting thereof, including (1) designating Awards under Section 1.2; (2) the vesting schedule, the acceleration thereof and terms and conditions upon which Awards may be exercised or become vested, (3) the Exercise Price, (4) the method of payment for Shares purchased upon the exercise or (if applicable) vesting of the Awards, (5) the method for satisfaction of any tax withholding obligation arising in connection with the Awards or such Shares, including by the withholding or delivery of Shares, (6) the time of the expiration of the Awards, (7) the effect of the Grantee’s termination of employment with the Corporation or any of its Affiliates, and (8) all other terms, conditions and restrictions applicable to the Award or the Shares not inconsistent with the terms of this Plan,

(v) to accelerate, continue, extend or defer the exercisability of any Award or the vesting thereof, including with respect to the period following a Grantee’s termination of employment or other service.

(vi) the interpretation of this Plan and any Award Agreement and the meaning, interpretation and applicability of terms referred to in Applicable Law,

(vii) policies, guidelines, rules and regulations relating to and for carrying out this Plan, and any amendment, supplement or rescission thereof, as it may deem appropriate,

(viii) to adopt supplements to, or alternative versions of, this Plan, including, without limitation, as it deems necessary or desirable to comply with the laws of, or to accommodate the tax regime or custom of, foreign jurisdictions whose citizens or residents may be granted Awards,

(ix) the Fair Market Value of the Shares or other securities, property or rights,

(x) the tax track (capital gains, ordinary income track or any other track available under the Section 102 of the Ordinance) for the purpose of 102 Awards,

(xi) the authorization and approval of conversion, substitution, cancellation or suspension under and in accordance with this Plan of any or all Awards or Shares,

(xii) unless otherwise provided under the terms of this Plan, the amendment, modification, waiver or supplement of the terms of any outstanding Award (including, without limitation, reducing the Exercise Price of an Award), provided, however, that if such amendments increases the Exercise Price of an Award or reduces the number of Shares underlying an Award, then such amendments shall require the consent of the applicable Grantee, unless such amendment is made pursuant to the exercise of rights or authorities in accordance with Section 14.

A-6

(xiii) without limiting the generality of the foregoing, and subject to the provisions of Applicable Law, to grant to a Grantee, who is the holder of an outstanding Award, in exchange for the cancellation of such Award, a new Award having an Exercise Price lower than that provided in the Award so canceled and containing such other terms and conditions as the Committee may prescribe in accordance with the provisions of this Plan or to set a new Exercise Price for the same Award lower than that previously provided in the Award.

(xiv) to correct any defect, supply any omission or reconcile any inconsistency in this Plan or any Award Agreement and all other determinations and take such other actions with respect to this Plan or any Award as it may deem advisable to the extent not inconsistent with the provisions of this Plan or Applicable Law, and

(xv) any other matter which is necessary or desirable for, or incidental to, the administration of this Plan and any Award thereunder.

3.4. The authority granted hereunder includes the authority to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside Israel to recognize differences in local law, tax policy or custom, in order to effectuate the purposes of this Plan but without amending this Plan.

3.5. The Board and the Committee shall be free at all times to make such determinations and take such actions as they deem fit. The Board and the Committee need not take the same action or determination with respect to all Awards, with respect to certain types of Awards, with respect to all Service Providers or any certain type of Service Providers and actions and determinations may differ as among the Grantees, and as between the Grantees and any other holders of securities of the Corporation.

3.6. All decisions, determinations, and interpretations of the Committee, the Board and the Corporation under this Plan shall be final and binding on all Grantees (whether before or after the issuance of Shares pursuant to Awards), unless otherwise determined by the Committee, the Board or the Corporation, respectively. The Committee shall have the authority (but not the obligation) to determine the interpretation and applicability of Applicable Law to any Grantee or any Awards. No member of the Committee or the Board shall be liable to any Grantee for any action taken or determination made in good faith with respect to this Plan or any Award granted hereunder.

3.7. Any officer or authorized signatory of the Corporation shall have the authority to act on behalf of the Corporation with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Corporation herein, provided such person has apparent authority with respect to such matter, right, obligation, determination or election. Such person or authorized signatory shall not be liable to any Grantee for any action taken or determination made in good faith with respect to this Plan or any Award granted hereunder.

4. ELIGIBILITY.

Awards may be granted to Service Providers of the Corporation or any Affiliate thereof, taking into account, at the Committee’s discretion and without an obligation to do so, the qualification under each tax regime pursuant to which such Awards are granted, subject to the limitation on the granting of Incentive Stock Options set forth in Section 8.1. A person who has been granted an Award hereunder may be granted additional Awards, if the Committee shall so determine, subject to the limitations herein. However, eligibility in accordance with this Section 4 shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

Awards may differ in number of Shares covered thereby, the terms and conditions applying to them or on the Grantees or in any other respect (including, that there should not be any expectation (and it is hereby disclaimed) that a certain treatment, interpretation or position granted to one shall be applied to the other, regardless of whether or not the facts or circumstances are the same or similar).

A-7

5. SHARES.

5.1. The maximum aggregate number of Shares that may be issued pursuant to Awards under this Plan (the “Pool”) shall be 1,000,000 authorized but unissued Shares (except and as adjusted pursuant to Section 14.1 of this Plan), or such other number as the Board may determine from time to time (without the need to amend the Plan in case of such determination). However, except as adjusted pursuant to Section 14.1, in no event shall more than such number of Shares constituting the Pool, as adjusted in accordance with Section 5.2, be available for issuance pursuant to the exercise of Incentive Stock Options.

5.2. Any Shares under the Pool that are not subject to outstanding or exercised Awards at the termination of this Plan shall cease to be reserved for the purpose of this Plan.

6. TERMS AND CONDITIONS OF AWARDS.

Each Award granted pursuant to this Plan shall be evidenced by a written or electronic agreement between the Corporation and the Grantee or a written or electronic notice delivered by the Corporation (the “Award Agreement”), in substantially such form or forms and containing such terms and conditions, as the Committee shall from time to time approve. The Award Agreement shall comply with and be subject to the following general terms and conditions and the provisions of this Plan (except for any provisions applying to Awards under different tax regimes), unless otherwise specifically provided in such Award Agreement, or the terms referred to in other Sections of this Plan applying to Awards under such applicable tax regimes, or terms prescribed by Applicable Law. Award Agreements need not be in the same form and may differ in the terms and conditions included therein.

6.1. Number of Shares. Each Award Agreement shall state the number of Shares covered by the Award.

6.2. Type of Award. Each Award Agreement may state the type of Award granted thereunder, provided that the tax treatment of any Award, whether or not stated in the Award Agreement, shall be as determined in accordance with Applicable Law.

6.3. Exercise Price. Each Award Agreement shall state the Exercise Price, if applicable. Subject to Sections 3, 7.2 and 8.2 and to the foregoing, the Committee may reduce the Exercise Price of any outstanding Award, on terms and subject to such conditions as it deems advisable. The Exercise Price shall also be subject to adjustment as provided in Section 14 hereof. The Exercise Price of any outstanding Award granted to a Grantee who is subject to U.S. federal income tax shall be determined in accordance with Section 409A of the Code.

6.4. Manner of Exercise. An Award may be exercised, as to any or all Shares as to which the Award has become exercisable, by written notice delivered in person or by mail (or such other methods of delivery prescribed by the Corporation) to the Chief Financial Officer of the Corporation or to such other person as determined by the Committee, or in any other manner as the Committee shall prescribe from time to time, specifying the number of Shares with respect to which the Award is being exercised (which may be equal to or lower than the aggregate number of Shares that have become exercisable at such time, subject to the last sentence of this Section), accompanied by payment of the aggregate Exercise Price for such Shares in the manner specified in the following sentence. The Exercise Price shall be paid in full with respect to each Share, at the time of exercise, either in (i) cash, (ii) if the Corporation’s shares are listed for trading on any securities exchange or over-the-counter market, and if the Committee so determines, all or part of the Exercise Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Corporation) of an irrevocable direction to a securities broker approved by the Corporation to sell Shares and to deliver all or part of the sales proceeds to the Corporation or the Trustee, (iii) if the Corporation’s shares are listed for trading on any securities exchange or over-the-counter market, and if the Committee so determines, all or part of the Exercise Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Corporation) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Corporation, as security for a loan, and to deliver all or part of the loan proceeds to the Corporation or the Trustee, or (iv) in such other manner as the Committee shall determine, which may include procedures for cashless exercise. The application of cashless exercise with respect to any 102 Awards shall be subject to obtaining a ruling from the ITA, to the extent required by applicable law.

6.5. Term and Vesting of Awards.

6.5.1. Each Award Agreement shall provide the vesting schedule for the Award as determined by the Committee. The Committee shall have the authority to determine the vesting schedule and accelerate the vesting of any outstanding Award at such time and under such circumstances as it, in its sole discretion, deems appropriate. Unless otherwise resolved by the Committee and stated in the Award Agreement, and subject to Sections 6.6 and 6.7 hereof, Awards shall vest and become exercisable under the following schedule: twenty-five percent (25%) of the Shares covered by the Award, on the first anniversary of the vesting commencement date determined by the Committee (and in the absence of such determination, of date on which such Award was granted), and six and one-quarter percent (6.25%) of the Shares covered by the Award at the end of each subsequent three-month period thereafter over the course of the following three (3) years; provided that the Grantee remains continuously as a Service Provider of the Corporation or its Affiliates throughout such vesting dates.

A-8

6.5.2. The Award Agreement may contain performance goals and measurements (which, in case of 102 Trustee Awards, may, if then required, be subject to obtaining a specific tax ruling or determination from the ITA), and the provisions with respect to any Award need not be the same as the provisions with respect to any other Award. Such performance goals may include, but are not limited to, sales, earnings before interest and taxes, return on investment, earnings per share, any combination of the foregoing or rate of growth of any of the foregoing, as determined by the Committee. The Committee may adjust performance goals pursuant to Awards previously granted to take into account changes in law and accounting and tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the inclusion or the exclusion of the impact of extraordinary or unusual items, events or circumstances.

6.5.3. The Exercise Period of an Award will be seven years from the date of grant of the Award, unless otherwise determined by the Committee and stated in the Award Agreement, but subject to the vesting provisions described above and the early termination provisions set forth in Sections 6.6 and 6.7 hereof. At the expiration of the Exercise Period, any Award, or any part thereof, that has not been exercised within the term of the Award and the Shares covered thereby not paid for in accordance with this Plan and the Award Agreement shall terminate and become null and void, and all interests and rights of the Grantee in and to the same shall expire.

6.6. Termination.

6.6.1. Unless otherwise determined by the Committee, and subject to Section 6.7 hereof, an Award may not be exercised unless the Grantee is then a Service Provider of the Corporation or an Affiliate thereof or, in the case of an Incentive Stock Option, an employee of a company or a parent or subsidiary company of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies, and unless the Grantee has remained continuously so employed since the date of grant of the Award and throughout the vesting dates.

6.6.2. In the event that the employment or service of a Grantee shall terminate (other than by reason of death, Disability or Retirement), all Awards of such Grantee that are unvested at the time of such termination shall terminate on the date of such termination, and all Awards of such Grantee that are vested and exercisable at the time of such termination may be exercised within up to three (3) months after the date of such termination (or such different period as the Committee shall prescribe), but in any event no later than the date of expiration of the Award’s term as set forth in the Award Agreement or pursuant to this Plan; provided, however, that if the Corporation (or the Subsidiary or Affiliate, when applicable) shall terminate the Grantee’s employment or service for Cause (as defined below) (whether occurring prior to or after termination of employment or service), all Awards theretofore granted to such Grantee (whether vested or not) shall terminate, unless otherwise determined by the Committee, and any Shares issued upon exercise or (if applicable) vesting of Awards (including other Shares or securities issued or distributed with respect thereto), whether held by the Grantee or by the Trustee for the Grantee’s benefit, shall be deemed to be irrevocably offered for sale to the Corporation, any of its Affiliates or any person designated by the Corporation to purchase, at the Corporation’s election and subject to Applicable Law, either for no consideration, for the par value of such Shares (if shares bear a par value) or against payment of the Exercise Price previously received by the Corporation for such Shares upon their issuance, as the Committee deems fit, upon written notice to the Grantee at any time prior to, at or after the Grantee’s termination of employment or service. Such Shares or other securities shall be sold and transferred within 30 days from the date of the Corporation’s notice of its election to exercise its right. If the Grantee fails to transfer such Shares or other securities to the Corporation, the Corporation, at the decision of the Committee, shall be entitled to forfeit or repurchase such Shares and to authorize any person to execute on behalf of the Grantee any document necessary to effect such transfer, whether or not the share certificates are surrendered. The Corporation shall have the right and authority to affect the above either by: (i) repurchasing all of such Shares or other securities held by the Grantee or by the Trustee for the benefit of the Grantee, or designate the purchaser of all or any part of such Shares or other securities, for the Exercise Price paid for such Shares, the par value of such Shares (if shares bear a par value) or for no payment or consideration whatsoever, as the Committee deems fit; (ii) forfeiting all or any party of such Shares or other securities; (iii) redeeming all or any party of such Shares or other securities, for the Exercise Price paid for such Shares, the par value of such Shares (if shares bear a par value) or for no payment or consideration whatsoever, as the Committee deems fit; (iv) taking action in order to have all or any party of such Shares or other securities converted into deferred shares entitling their holder only to their par value (if shares bear a par value) upon liquidation of the Corporation; or (v) taking any other action which may be required in order to achieve similar results; all as shall be determined by the Committee, at its sole and absolute discretion, and the Grantee is deemed to irrevocably empower the Corporation or any person which may be designated by it to take any action by, in the name of or on behalf of the Grantee to comply with and give effect to such actions (including, voting such shares, filling in, signing and delivering share transfer deeds, etc.).

A-9

6.6.3. Notwithstanding anything to the contrary, the Committee, in its absolute discretion, may, on such terms and conditions as it may determine appropriate, extend the periods for which Awards held by any Grantee may continue to vest and be exercisable; it being clarified that such Awards may lose their entitlement to certain tax benefits under Applicable Law (including, without limitation, qualification of an Award as an Incentive Stock Option) as a result of the modification of such Awards and/or in the event that the Award is exercised beyond the later of: (i) three (3) months after the date of termination of the employment or service relationship; or (ii) the applicable period under Section 6.7 below with respect to a termination of the employment or service relationship because of the death, Disability or Retirement of Grantee.

6.6.4. For purposes of this Plan:

6.6.4.1. A termination of employment or service of a Grantee shall not be deemed to occur (except to the extent required by the Code with respect to the Incentive Stock Option status of an Option) in case of (i) a transition or transfer of a Grantee among the Corporation and its Affiliates, (ii) a change in the capacity in which the Grantee is employed or renders service to the Corporation or any of its Affiliates or a change in the identity of the employing or engagement entity among the Corporation and its Affiliates, provided, in case of the foregoing clauses (i) and (ii) above, that the Grantee has remained continuously employed by and/or in the service of the Corporation and its Affiliates since the date of grant of the Award and throughout the vesting period; or (iii) if the Grantee takes any unpaid leave as set forth in Section 6.8.

6.6.4.2. An entity or an Affiliate thereof assuming an Award or issuing in substitution thereof in a transaction to which Section 424(a) of the Code applies or in a Merger/Sale in accordance with Section 14 shall be deemed as an Affiliate of the Corporation for purposes of this Section 6.6, unless the Committee determines otherwise.

6.6.4.3. In the case of a Grantee whose principal employer or service recipient is a Subsidiary or Affiliate, the Grantee’s employment shall also be deemed terminated for purposes of this Section 6.6 as of the date on which such principal employer or service recipient ceases to be a Subsidiary or Affiliate.

6.6.4.4. The term “Cause” shall mean (irrespective of, and in addition to, any definition included in any other agreement or instrument applicable to the Grantee, and unless otherwise determined by the Committee) any of the following: (i) any theft, fraud, embezzlement, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, falsification of any documents or records of the Corporation or any of its Affiliates, felony or similar act by the Grantee (whether or not related to the Grantee’s relationship with the Corporation); (ii) an act of moral turpitude by the Grantee, or any act that causes significant injury to, or is otherwise adversely affecting, the reputation, business, assets, operations or business relationship of the Corporation (or a Subsidiary or Affiliate, when applicable); (iii) any breach by the Grantee of any material agreement with or of any material duty of the Grantee to the Corporation or any Subsidiary or Affiliate thereof (including breach of confidentiality, non-disclosure, non-use, non-competition or non-solicitation covenants towards the Corporation or any of its Affiliates) or failure to abide by code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iv) any act which constitutes a breach of a Grantee’s fiduciary duty towards the Corporation or an Affiliate or Subsidiary, including disclosure of confidential or proprietary information thereof or acceptance or solicitation to receive unauthorized or undisclosed benefits, irrespective of their nature, or funds, or promises to receive either, from individuals, consultants or corporate entities that the Corporation or a Subsidiary does business with; (v) the Grantee’s unauthorized use, misappropriation, destruction, or diversion of any tangible or intangible asset or corporate opportunity of the Corporation or any of its Affiliates (including, without limitation, the improper use or disclosure of confidential or proprietary information); or (vi) any circumstances that constitute grounds for termination for cause under the Grantee’s employment or service agreement with the Corporation or Affiliate, to the extent applicable. For the avoidance of doubt, the determination as to whether a termination is for Cause for purposes of this Plan, shall be made in good faith by the Committee and shall be final and binding on the Grantee.

A-10

6.7. Death, Disability or Retirement of Grantee.

6.7.1. If a Grantee shall die while employed by, or performing service for, the Corporation or its Affiliates, or within the three (3) month period (or such longer period of time as determined by the Board, in its discretion) after the date of termination of such Grantee’s employment or service (or within such different period as the Committee may have provided pursuant to Section 6.6 hereof), or if the Grantee’s employment or service shall terminate by reason of Disability, all Awards theretofore granted to such Grantee may (to the extent otherwise vested and exercisable and unless earlier terminated in accordance with their terms) be exercised by the Grantee or by the Grantee’s estate or by a person who acquired the legal right to exercise such Awards by bequest or inheritance, or by a person who acquired the legal right to exercise such Awards in accordance with applicable law in the case of Disability of the Grantee, as the case may be, at any time within one (1) year (or such longer period of time as determined by the Committee, in its discretion) after the death or Disability of the Grantee (or such different period as the Committee shall prescribe), but in any event no later than the date of expiration of the Award’s term as set forth in the Award Agreement or pursuant to this Plan. In the event that an Award granted hereunder shall be exercised as set forth above by any person other than the Grantee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or proof satisfactory to the Committee of the right of such person to exercise such Award.

6.7.2. In the event that the employment or service of a Grantee shall terminate on account of such Grantee’s Retirement, all Awards of such Grantee that are exercisable at the time of such Retirement may, unless earlier terminated in accordance with their terms, be exercised at any time within the three (3) month period after the date of such Retirement (or such different period as the Committee shall prescribe).

6.8. Suspension of Vesting. Unless the Committee provides otherwise, vesting of Awards granted hereunder shall be suspended during any unpaid leave of absence, other than in the case of any (i) leave of absence which was pre-approved by the Corporation explicitly for purposes of continuing the vesting of Awards, or (ii) transfers between locations of the Corporation or any of its Affiliates, or between the Corporation and any of its Affiliates, or any respective successor thereof. For clarity, for purposes of this Plan, military leave, statutory maternity or paternity leave or sick leave are not deemed unpaid leave of absence, unless otherwise determined by the Committee.

6.9. Securities Law Restrictions. Except as otherwise provided in the applicable Award Agreement or other agreement between the Service Provider and the Corporation, if the exercise of an Award following the termination of the Service Provider’s employment or service (other than for Cause) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act or equivalent requirements under equivalent laws of other applicable jurisdictions, then the Award shall remain exercisable and terminate on the earlier of (i) the expiration of a period of three (3) months (or such longer period of time as determined by the Board, in its discretion) after the termination of the Service Provider’s employment or service during which the exercise of the Award would not be in such violation, or (ii) the expiration of the term of the Award as set forth in the Award Agreement or pursuant to this Plan. In addition, unless otherwise provided in a Grantee’s Award Agreement, if the sale of any Shares received upon exercise or (if applicable) vesting of an Award following the termination of the Grantee’s employment or service (other than for Cause) would violate the Corporation’s insider trading policy, then the Award shall terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period after the termination of the Grantee’s employment or service during which the exercise of the Award would not be in violation of the Corporation’s insider trading policy, or (ii) the expiration of the term of the Award as set forth in the applicable Award Agreement or pursuant to this Plan.

6.10. Other Provisions. The Award Agreement evidencing Awards under this Plan shall contain such other terms and conditions not inconsistent with this Plan as the Committee may determine, at or after the date of grant, including provisions in connection with the restrictions on transferring the Awards or Shares covered by such Awards, which shall be binding upon the Grantees and any purchaser, assignee or transferee of any Awards, and other terms and conditions as the Committee shall deem appropriate.

7. NONQUALIFIED STOCK OPTIONS.

Awards granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject to the general terms and conditions specified in Section 6 hereof and other provisions of this Plan, except for any provisions of this Plan applying to Awards under different tax laws or regulations. In the event of any inconsistency or contradictions between the provisions of this Section 7 and the other terms of this Plan, this Section 7 shall prevail. However, if for any reason the Awards granted pursuant to this Section 7 (or portion thereof) does not qualify as an Incentive Stock Option, then, to the extent of such non-qualification, such Option (or portion thereof) shall be regarded as a Nonqualified Stock Option granted under this Plan. In no event will the Board, the Corporation or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an Incentive Stock Option.

A-11

7.1. Certain Limitations on Eligibility for Nonqualified Stock Options. Nonqualified Stock Options may not be granted to a Service Provider who is deemed to be a resident of the United States for purposes of taxation or who is otherwise subject to United States federal income tax unless the Shares underlying such Options constitute “service recipient stock” under Section 409A of the Code or unless such Options comply with the payment requirements of Section 409A of the Code.

7.2. Exercise Price. The Exercise Price of a Nonqualified Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option unless the Committee specifically indicates that the Awards will have a lower Exercise Price and the Award complies with Section 409A of the Code. Notwithstanding the foregoing, a Nonqualified Stock Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Award is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of that complies with Section 424(a) of the Code or 1.409A-1(b)(5)(v)(D) of the U.S. Treasury Regulations or any successor guidance.

8. INCENTIVE STOCK OPTIONS.

Awards granted pursuant to this Section 8 are intended to constitute Incentive Stock Options and shall be granted subject to the following special terms and conditions, the general terms and conditions specified in Section 6 hereof and other provisions of this Plan, except for any provisions of this Plan applying to Awards under different tax laws or regulations. In the event of any inconsistency or contradictions between the provisions of this Section 8 and the other terms of this Plan, this Section 8 shall prevail.

8.1. Eligibility for Incentive Stock Options. Incentive Stock Options may be granted only to Employees of the Corporation, or to Employees of a Parent or Subsidiary, determined as of the date of grant of such Options. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences employment, with an exercise price determined as of such date in accordance with Section 8.2.

8.2. Exercise Price. The Exercise Price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares covered by the Awards on the date of grant of such Option or such other price as may be determined pursuant to the Code. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Award is granted pursuant to an assumption or substitution for another option in a manner that complies with the provisions of Section 424(a) of the Code.

8.3. Date of Grant. Notwithstanding any other provision of this Plan to the contrary, no Incentive Stock Option may be granted under this Plan after 10 years from the date this Plan is adopted, or the date this Plan is approved by the shareholders, whichever is earlier.

8.4. Exercise Period. No Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Award, subject to Section 8.6. No Incentive Stock Option granted to a prospective Employee may become exercisable prior to the date on which such person commences employment.

8.5. $100,000 Per Year Limitation. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which all Incentive Stock Options granted under this Plan and all other “incentive stock option” plans of the Corporation, or of any Parent or Subsidiary, become exercisable for the first time by each Grantee during any calendar year shall not exceed one hundred thousand United States dollars ($100,000) with respect to such Grantee. To the extent that the aggregate Fair Market Value of Shares with respect to which such Incentive Stock Options and any other such incentive stock options are exercisable for the first time by any Grantee during any calendar year exceeds one hundred thousand United States dollars ($100,000), such options shall be treated as Nonqualified Stock Options. The foregoing shall be applied by taking options into account in the order in which they were granted. If the Code is amended to provide for a different limitation from that set forth in this Section 8.5, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Awards as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonqualified Stock Option in part by reason of the limitation set forth in this Section 8.5, the Grantee may designate which portion of such Option the Grantee is exercising. In the absence of such designation, the Grantee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion may be issued upon the exercise of the Option.

8.6. Ten Percent Shareholder. In the case of an Incentive Stock Option granted to a Ten Percent Shareholder, notwithstanding the foregoing provisions of this Section 8.6, (i) the Exercise Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the date of grant of such Incentive Stock Option, and (ii) the Exercise Period shall not exceed five (5) years from the effective date of grant of such Incentive Stock Option.

A-12

8.7. Payment of Exercise Price. Each Award Agreement evidencing an Incentive Stock Option shall state each alternative method by which the Exercise Price thereof may be paid.

8.8. Leave of Absence. Notwithstanding Section 6.8, a Grantee’s employment shall not be deemed to have terminated if the Grantee takes any leave as set forth in Section 6.8(i); provided, however, that if any such leave exceeds three (3) months, on the day that is three (3) months following the commencement of such leave any Incentive Stock Option held by the Grantee shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonqualified Stock Option, unless the Grantee’s right to return to employment is guaranteed by statute or contract.

8.9. Exercise Following Termination for Disability. Notwithstanding anything else in this Plan to the contrary, Incentive Stock Options that are not exercised within three (3) months following termination of the Grantee’s employment with the Corporation or its Parent or Subsidiary or a corporation or a Parent or Subsidiary of such corporation issuing or assuming an Option in a transaction to which Section 424(a) of the Code applies, or within one year in case of termination of the Grantee’s employment with the Corporation or its Parent or Subsidiary due to a Disability (within the meaning of Section 22(e)(3) of the Code), shall be deemed to be Nonqualified Stock Options.

8.10. Adjustments to Incentive Stock Options. Any Awards Agreement providing for the grant of Incentive Stock Options shall indicate that adjustments made pursuant to this Plan with respect to Incentive Stock Options could constitute a “modification” of such Incentive Stock Options (as that term is defined in Section 424(h) of the Code) or could cause adverse tax consequences for the holder of such Incentive Stock Options and that the holder should consult with his or her tax advisor regarding the consequences of such “modification” on his or her income tax treatment with respect to the Incentive Stock Option.

8.11. Notice to Corporation of Disqualifying Disposition. Each Grantee who receives an Incentive Stock Option must agree to notify the Corporation in writing immediately after the Grantee makes a Disqualifying Disposition of any Shares received pursuant to the exercise of Incentive Stock Options. A “Disqualifying Disposition” is any disposition (including any sale) of such Shares before the later of (i) two years after the date the Grantee was granted the Incentive Stock Option, or (ii) one year after the date the Grantee acquired Shares by exercising the Incentive Stock Option. If the Grantee dies before such Shares are sold, these holding period requirements do not apply and no disposition of the Shares will be deemed a Disqualifying Disposition.

9. 102 AWARDS.

Awards granted pursuant to this Section 9 are intended to constitute 102 Awards and shall be granted subject to the following special terms and conditions, the general terms and conditions specified in Section 6 hereof and other provisions of this Plan, except for any provisions of this Plan applying to Awards under different tax laws or regulations. In the event of any inconsistency or contradictions between the provisions of this Section 9 and the other terms of this Plan, this Section 9 shall prevail.

9.1. Tracks. Awards granted pursuant to this Section 9 are intended to be granted pursuant to Section 102 of the Ordinance pursuant to either (i) Section 102(b)(2) or (3) thereof (as applicable), under the capital gain track (“102 Capital Gain Track Awards”), or (ii) Section 102(b)(1) thereof under the ordinary income track (“102 Ordinary Income Track Awards”, and together with 102 Capital Gain Track Awards, “102 Trustee Awards”). 102 Trustee Awards shall be granted subject to the special terms and conditions contained in this Section 9, the general terms and conditions specified in Section 6 hereof and other provisions of this Plan, except for any provisions of this Plan applying to Options under different tax laws or regulations.

9.2. Election of Track. Subject to Applicable Law, the Corporation may grant only one type of 102 Trustee Awards at any given time to all Grantees who are to be granted 102 Trustee Awards pursuant to this Plan, and shall file an election with the ITA regarding the type of 102 Trustee Awards it elects to grant before the date of grant of any 102 Trustee Awards (the “Election”). Such Election shall also apply to any other securities, including bonus shares, received by any Grantee as a result of holding the 102 Trustee Awards. The Corporation may change the type of 102 Trustee Awards that it elects to grant only after the expiration of at least 12 months from the end of the year in which the first grant was made in accordance with the previous Election, or as otherwise provided by Applicable Law. Any Election shall not prevent the Corporation from granting Awards, pursuant to Section 102(c) of the Ordinance without a Trustee (“102 Non-Trustee Awards”).

A-13

9.3. Eligibility for Awards.

9.3.1. Subject to Applicable Law, 102 Awards may only be granted to an “employee” within the meaning of Section 102(a) of the Ordinance (which as of the date of the adoption of this Plan means (i) individuals employed by an Israeli company being the Corporation or any of its Affiliates, and (ii) individuals who are serving and are engaged personally (and not through an entity) as “office holders” by such an Israeli company), but may not be granted to a Controlling Shareholder (“Eligible 102 Grantees”). Eligible 102 Grantees may receive only 102 Awards, which may either be granted to a Trustee or granted under Section 102 of the Ordinance without a Trustee.

9.4. 102 Award Grant Date.

9.4.1. Each 102 Award will be deemed granted on the date determined by the Committee, subject to Section 9.4.2, provided that (i) the Grantee has signed all documents required by the Corporation or pursuant to Applicable Law, and (ii) with respect to 102 Trustee Award, the Corporation has provided all applicable documents to the Trustee in accordance with the guidelines published by the ITA, and if an agreement is not signed and delivered by the Grantee within 90 days from the date determined by the Committee (subject to Section 9.4.2), then such 102 Trustee Award shall be deemed granted on such later date as such agreement is signed and delivered and on which the Corporation has provided all applicable documents to the Trustee in accordance with the guidelines published by the ITA. In the case of any contradiction, this provision and the date of grant determined pursuant hereto shall supersede and be deemed to amend any date of grant indicated in any corporate resolution or Award Agreement.

9.4.2. Unless otherwise permitted by the Ordinance, any grants of 102 Trustee Awards that are made on or after the date of the adoption of this Plan or an amendment to this Plan, as the case may be, that may become effective only at the expiration of thirty (30) days after the filing of this Plan or any amendment thereof (as the case may be) with the ITA in accordance with the Ordinance shall be conditional upon the expiration of such 30-day period, such condition shall be read and is incorporated by reference into any corporate resolutions approving such grants and into any Award Agreement evidencing such grants (whether or not explicitly referring to such condition), and the date of grant shall be at the expiration of such 30-day period, whether or not the date of grant indicated therein corresponds with this Section. In the case of any contradiction, this provision and the date of grant determined pursuant hereto shall supersede and be deemed to amend any date of grant indicated in any corporate resolution or Award Agreement.

9.5. 102 Trustee Awards.

9.5.1. Each 102 Trustee Award, each Share issued pursuant to the exercise of any 102 Trustee Award, and any rights granted thereunder, including bonus shares, shall be issued to and registered in the name of the Trustee and shall be held in trust for the benefit of the Grantee for the requisite period prescribed by the Ordinance (the “Required Holding Period”). In the event that the requirements under Section 102 of the Ordinance to qualify an Award as a 102 Trustee Award are not met, then the Award may be treated as a 102 Non-Trustee Award or 3(i) Award, all in accordance with the provisions of the Ordinance. After expiration of the Required Holding Period, the Trustee may release such 102 Trustee Awards and any such Shares, provided that (i) the Trustee has received an acknowledgment from the ITA that the Grantee has paid any applicable taxes due pursuant to the Ordinance, or (ii) the Trustee and/or the Corporation and/or the Employer withholds all applicable taxes and compulsory payments due pursuant to the Ordinance arising from the 102 Trustee Awards and/or any Shares issued upon exercise or (if applicable) vesting of such 102 Trustee Awards. The Trustee shall not release any 102 Trustee Awards or Shares issued upon exercise or (if applicable) vesting thereof prior to the payment in full of the Grantee’s tax and compulsory payments arising from such 102 Trustee Awards and/or Shares or the withholding referred to in (ii) above.

9.5.2. Each 102 Trustee Award shall be subject to the relevant terms of the Ordinance, the Rules and any determinations, rulings or approvals issued by the ITA, which shall be deemed an integral part of the 102 Trustee Awards and shall prevail over any term contained in this Plan or Award Agreement that is not consistent therewith. Any provision of the Ordinance, the Rules and any determinations, rulings or approvals by the ITA not expressly specified in this Plan or Award Agreement that are necessary to receive or maintain any tax benefit pursuant to Section 102 of the Ordinance shall be binding on the Grantee. Any Grantee granted a 102 Trustee Awards shall comply with the Ordinance and the terms and conditions of the trust agreement entered into between the Corporation and the Trustee. The Grantee shall execute any and all documents that the Corporation and/or its Affiliates and/or the Trustee determine from time to time to be necessary in order to comply with the Ordinance and the Rules.

A-14

9.5.3. During the Required Holding Period, the Grantee shall not release from trust or sell, assign, transfer or give as collateral, the Shares issuable upon the exercise or (if applicable) vesting of a 102 Trustee Awards and/or any securities issued or distributed with respect thereto, until the expiration of the Required Holding Period. Notwithstanding the above, if any such sale, release or other action occurs during the Required Holding Period it may result in adverse tax consequences to the Grantee under Section 102 of the Ordinance and the Rules, which shall apply to and shall be borne solely by such Grantee. Subject to the foregoing, the Trustee may, pursuant to a written request from the Grantee, but subject to the terms of this Plan, release and transfer such Shares to a designated third party, provided that both of the following conditions have been fulfilled prior to such release or transfer: (i) payment has been made to the ITA of all taxes and compulsory payments required to be paid upon the release and transfer of the Shares, and confirmation of such payment has been received by the Trustee and the Corporation, and (ii) the Trustee has received written confirmation from the Corporation that all requirements for such release and transfer have been fulfilled according to the terms of the Corporation’s corporate documents, any agreement governing the Shares, this Plan, the Award Agreement and any Applicable Law.

9.5.4. If a 102 Trustee Award is exercised or (if applicable) vested, the Shares issued upon such exercise or (if applicable) vesting shall be issued in the name of the Trustee for the benefit of the Grantee.

9.5.5. Upon or after receipt of a 102 Trustee Award, if required, the Grantee may be required to sign an undertaking to release the Trustee from any liability with respect to any action or decision duly taken and executed in good faith by the Trustee in relation to this Plan, or any 102 Trustee Awards or Share granted to such Grantee thereunder.

9.6. 102 Non-Trustee Awards. The foregoing provisions of this Section 9 relating to 102 Trustee Awards shall not apply with respect to 102 Non-Trustee Awards, which shall, however, be subject to the relevant provisions of Section 102 of the Ordinance and the applicable Rules. The Committee may determine that 102 Non-Trustee Awards, the Shares issuable upon the exercise or (if applicable) vesting of a 102 Non-Trustee Awards and/or any securities issued or distributed with respect thereto, shall be allocated or issued to the Trustee, who shall hold such 102 Non-Trustee Awards and all accrued rights thereon (if any), in trust for the benefit of the Grantee and/or the Corporation, as the case may be, until the full payment of tax arising from the 102 Non-Trustee Awards, the Shares issuable upon the exercise or (if applicable) vesting of a 102 Non-Trustee Awards and/or any securities issued or distributed with respect thereto. The Corporation may choose, alternatively, to force the Grantee to provide it with a guarantee or other security, to the satisfaction of each of the Trustee and the Corporation, until the full payment of the applicable taxes.

9.7. Written Grantee Undertaking. To the extent and with respect to any 102 Trustee Award, and as required by Section 102 of the Ordinance and the Rules, by virtue of the receipt of such Award, the Grantee is deemed to have provided, undertaken and confirm the following written undertaking (and such undertaking is deemed incorporated into any documents signed by the Grantee in connection with the employment or service of the Grantee and/or the grant of such Award), and which undertaking shall be deemed to apply and relate to all 102 Trustee Awards granted to the Grantee, whether under this Plan or other plans maintained by the Corporation, and whether prior to or after the date hereof.

9.7.1. The Grantee shall comply with all terms and conditions set forth in Section 102 of the Ordinance with regard to the “Capital Gain Track” or the “Ordinary Income Track”, as applicable, and the applicable rules and regulations promulgated thereunder, as amended from time to time;

9.7.2. The Grantee is familiar with, and understands the provisions of, Section 102 of the Ordinance in general, and the tax arrangement under the “Capital Gain Track” or the “Ordinary Income Track” in particular, and its tax consequences; the Grantee agrees that the 102 Trustee Awards and Shares that may be issued upon exercise or (if applicable) vesting of the 102 Trustee Awards (or otherwise in relation to the 102 Trustee Awards), will be held by the Trustee appointed pursuant to Section 102 of the Ordinance for at least the duration of the “Holding Period” (as such term is defined in Section 102) under the “Capital Gain Track” or the “Ordinary Income Track”, as applicable. The Grantee understands that any release of such 102 Trustee Awards or Shares from trust, or any sale of the Share prior to the termination of the Holding Period, as defined above, will result in taxation at marginal tax rate, in addition to deductions of appropriate social security, health tax contributions or other compulsory payments; and

9.7.3. The Grantee agrees to the trust agreement signed between the Corporation, the Employer and the Trustee appointed pursuant to Section 102 of the Ordinance.

A-15

10. 3(i) AWARDS.

Awards granted pursuant to this Section 10 are intended to constitute 3(i) Awards and shall be granted subject to the general terms and conditions specified in Section 6 hereof and other provisions of this Plan, except for any provisions of this Plan applying to Awards under different tax laws or regulations. In the event of any inconsistency or contradictions between the provisions of this Section 10 and the other terms of this Plan, this Section 10 shall prevail.

10.1. To the extent required by the Ordinance or the ITA or otherwise deemed by the Committee to be advisable, the 3(i) Awards and/or any shares or other securities issued or distributed with respect thereto granted pursuant to this Plan shall be issued to a Trustee nominated by the Committee in accordance with the provisions of the Ordinance or the terms of a trust agreement, as applicable. In such event, the Trustee shall hold such Awards and/or other securities issued or distributed with respect thereto in trust, until exercised or (if applicable) vested by the Grantee and the full payment of tax arising therefrom, pursuant to the Corporation’s instructions from time to time as set forth in a trust agreement, which will have been entered into between the Corporation and the Trustee. If determined by the Board or the Committee, and subject to such trust agreement, the Trustee will also hold the shares issuable upon exercise or (if applicable) vesting of the 3(i) Awards, as long as they are held by the Grantee. If determined by the Board or the Committee, and subject to such trust agreement, the Trustee shall be responsible for withholding any taxes to which a Grantee may become liable upon issuance of Shares, whether due to the exercise or (if applicable) vesting of Awards.

10.2. Shares pursuant to a 3(i) Award shall not be issued, unless the Grantee delivers to the Corporation payment in cash or by bank check or such other form acceptable to the Committee of all withholding taxes due, if any, on account of the Grantee acquired Shares under the Award or gives other assurance satisfactory to the Committee of the payment of those withholding taxes.

11. RESTRICTED SHARES.

The Committee may award Restricted Shares to any eligible Grantee, including under Section 102 of the Ordinance. Each Award of Restricted Shares under this Plan shall be evidenced by a written agreement between the Corporation and the Grantee (the “Restricted Share Agreement”), in such form as the Committee shall from time to time approve. The Restricted Shares shall be subject to all applicable terms of this Plan, which in the case of Restricted Shares granted under Section 102 of the Ordinance shall include Section 9 hereof, and may be subject to any other terms that are not inconsistent with this Plan. The provisions of the various Restricted Shares Agreements entered into under this Plan need not be identical. The Restricted Share Agreement shall comply with and be subject to Section 6 and the following terms and conditions, unless otherwise specifically provided in such Agreement and not inconsistent with this Plan, or Applicable Law:

11.1. Purchase Price. Section 6.4 shall not apply. Each Restricted Share Agreement shall state an amount of Exercise Price to be paid by the Grantee, if any, in consideration for the issuance of the Restricted Shares and the terms of payment thereof, which may include payment in cash or, subject to the Committee’s approval, by issuance of promissory notes or other evidence of indebtedness on such terms and conditions as determined by the Committee.

11.2. Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution (in which case they shall be transferred subject to all restrictions then or thereafter applicable thereto), until such Restricted Shares shall have vested (the period from the date on which the Award is granted until the date of vesting of the Restricted Share thereunder being referred to herein as the “Restricted Period”). The Committee may also impose such additional or alternative restrictions and conditions on the Restricted Shares, as it deems appropriate, including the satisfaction of performance criteria (which, in case of 102 Trustee Awards, may be subject to obtaining a specific tax ruling or determination from the ITA). Such performance criteria may include, but are not limited to, sales, earnings before interest and taxes, return on investment, earnings per share, any combination of the foregoing or rate of growth of any of the foregoing, as determined by the Committee or pursuant to the provisions of any Corporation policy required under mandatory provisions of Applicable Law. Certificates for shares issued pursuant to Restricted Share Awards, if issued, shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares in contravention of such restrictions shall be null and void and without effect. Such certificates may, if so determined by the Committee, be held in escrow by an escrow agent appointed by the Committee, or, if a Restricted Share Award is made pursuant to Section 102 of the Ordinance, by the Trustee. In determining the Restricted Period of an Award the Committee may provide that the foregoing restrictions shall lapse with respect to specified percentages of the awarded Restricted Shares on successive anniversaries of the date of such Award. To the extent required by the Ordinance or the ITA, the Restricted Shares issued pursuant to Section 102 of the Ordinance shall be issued to the Trustee in accordance with the provisions of the Ordinance and the Restricted Shares shall be held for the benefit of the Grantee for at least the Required Holding Period.

11.3. Forfeiture; Repurchase. Subject to such exceptions as may be determined by the Committee, if the Grantee’s continuous employment with or service to the Corporation or any Affiliate thereof shall terminate for any reason prior to the expiration of the Restricted Period of an Award or prior to the timely payment in full of the Exercise Price of any Restricted Shares, any Shares remaining subject to vesting or with respect to which the purchase price has not been paid in full, shall thereupon be forfeited, transferred to, and redeemed, repurchased or cancelled by, as the case may be, in any manner as set forth in Section 6.6.2(i) through (v), subject to Applicable Law and the Grantee shall have no further rights with respect to such Restricted Shares.

A-16

11.4. Ownership. During the Restricted Period the Grantee shall possess all incidents of ownership of such Restricted Shares, subject to Section 6.10 and Section 11.2, including the right to vote and receive dividends with respect to such Shares. All securities, if any, received by a Grantee with respect to Restricted Shares as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award.

12. RESTRICTED SHARE UNITS.

An RSU is an Award covering a number of Shares that is settled, if vested and (if applicable) exercised, by issuance of those Shares. An RSU may be awarded to any eligible Grantee, including under Section 102 of the Ordinance. The Award Agreement relating to the grant of RSUs under this Plan (the “Restricted Share Unit Agreement”), shall be in such form as the Committee shall from time to time approve. The RSUs shall be subject to all applicable terms of this Plan, which in the case of RSUs granted under Section 102 of the Ordinance shall include Section 9 hereof, and may be subject to any other terms that are not inconsistent with this Plan. The provisions of the various Restricted Share Unit Agreements entered into under this Plan need not be identical. RSUs may be granted in consideration of a reduction in the recipient’s other compensation.

12.1. Exercise Price. No payment of Exercise Price shall be required as consideration for RSUs, unless included in the Award Agreement or as required by Applicable Law, and Section 6.4 shall apply, if applicable.

12.2. Shareholders’ Rights. The Grantee shall not possess or own any ownership rights in the Shares underlying the RSUs and no rights as a shareholder shall exist prior to the actual issuance of Shares in the name of the Grantee.

12.3. Settlements of Awards. Settlement of vested RSUs shall be made in the form of Shares or cash (in case of 102 Trustee Awards, the settlement shall be made in the form of shares only). Distribution to a Grantee of an amount (or amounts) from settlement of vested RSUs can be deferred to a date after settlement as determined by the Committee. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until the grant of RSUs is settled, the number of Shares underlying such RSUs shall be subject to adjustment pursuant hereto.

12.4. Section 409A Restrictions. Notwithstanding anything to the contrary set forth herein, any RSUs granted under this Plan that are not exempt from the requirements of Section 409A of the Code shall contain such restrictions or other provisions so that such RSUs will comply with the requirements of Section 409A of the Code, if applicable to the Corporation. Such restrictions, if any, shall be determined by the Committee and contained in the Restricted Share Unit Agreement evidencing such RSU. For example, such restrictions may include a requirement that any Shares that are to be issued in a year following the year in which the RSU vests must be issued in accordance with a fixed, pre-determined schedule.

13. OTHER SHARE OR SHARE-BASED AWARDS.

13.1. The Committee may grant other Awards under this Plan pursuant to which Shares (which may, but need not, be Restricted Shares pursuant to Section 11 hereof), cash (in settlement of Share-based Awards) or a combination thereof, are or may in the future be acquired or received, or Awards denominated in stock units, including units valued on the basis of measures other than market value.

13.2. The Committee may also grant stock appreciation rights without the grant of an accompanying option, which rights shall permit the Grantees to receive, at the time of any exercise of such rights, cash equal to the amount by which the Fair Market Value of the Shares in respect to which the right was granted is so exercised exceeds the exercise price thereof. The exercise price of any such stock appreciation right granted to a Grantee who is subject to U.S. federal income tax shall be determined in compliance with Section 7.2.

13.3. Such other Share-based Awards as set forth above may be granted alone, in addition to, or in tandem with any Award of any type granted under this Plan (without any obligation or assurance that that such Share-based Awards will be entitled to tax benefits under Applicable Law or to the same tax treatment as other Awards under this Plan).

A-17

14. EFFECT OF CERTAIN CHANGES.

14.1. General.

14.1.1. In the event of a division or subdivision of the outstanding share capital of the Corporation, any distribution of bonus shares (stock split), consolidation or combination of share capital of the Corporation (reverse stock split), reclassification with respect to the Shares or any similar recapitalization events (each, a “Recapitalization”), a merger (including, a reverse merger and a reverse triangular merger), consolidation, amalgamation or like transaction of the Corporation with or into another corporation, a reorganization (which may include a combination or exchange of shares, spin-off or other corporate divestiture or division, or other similar occurrences, the Committee shall have the authority to make, without the need for a consent of any holder of an Award, such adjustments as determined by the Committee to be appropriate, in its discretion, in order to adjust (i) the number and class of shares reserved and available for grants of Awards, (ii) the number and class of shares covered by outstanding Awards, (iii) the Exercise Price per share covered by any Award, (iv) the terms and conditions concerning vesting and exercisability and the term and duration of the outstanding Awards, (v) the type or class of security, asset or right underlying the Award (which need not be only that of the Corporation, and may be that of the surviving corporation or any affiliate thereof or such other entity party to any of the above transactions), and (vi) any other terms of the Award that in the opinion of the Committee should be adjusted. Any fractional shares resulting from such adjustment shall be treated as determined by the Committee, and in the absence of such determination shall be rounded to the nearest whole share, and the Corporation shall have no obligation to make any cash or other payment with respect to such fractional shares. No adjustment shall be made by reason of the distribution of subscription rights or rights offering to outstanding shares or other issuance of shares by the Corporation, unless the Committee determines otherwise. The adjustments determined pursuant to this Section 14.1 (including a determination that no adjustment is to be made) shall be final, binding and conclusive.

14.1.2. Notwithstanding anything to the contrary included herein, in the event of a distribution of cash dividend by the Corporation to all holders of Shares, the Committee shall have the authority to determine, without the need for a consent of any holder of an Award, that the Exercise Price of any Award, which is outstanding and unexercised on the record date of such distribution, shall be reduced by an amount equal to the per Share gross dividend amount distributed by the Corporation, and the Committee may determine that the Exercise Price following such reduction shall be not less than the par value of a Share. The application of this Section with respect to any 102 Awards shall be subject to obtaining a ruling from the ITA, to the extent required by applicable law and subject to the terms and conditions of any such ruling.

14.2. Merger/Sale of Corporation. In the event of (i) a sale of all or substantially all of the assets of the Corporation, or a sale (including an exchange) of all or substantially all of the shares of the Corporation, to any person, or a purchase by a shareholder of the Corporation or by an Affiliate of such shareholder, of all the shares of the Corporation held by all or substantially all other shareholders or by other shareholders who are not Affiliated with such acquiring party; (ii) a merger (including, a reverse merger and a reverse triangular merger), consolidation, amalgamation or like transaction of the Corporation with or into another corporation; (iii) a scheme of arrangement for the purpose of effecting such sale, merger, consolidation, amalgamation or other transaction; (iv) approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation, (v) Change in Board Event, or (vi) such other transaction or set of circumstances that is determined by the Board, in its discretion, to be a transaction subject to the provisions of this Section 14.2 excluding any of the foregoing transactions in clauses (i) through (iv) if the Board determines that such transaction should be excluded from the definition hereof and the applicability of this Section 14.2 (such transaction, a “Merger/Sale”), then, without derogating from the general authority and power of the Board or the Committee under this Plan, without the Grantee’s consent and action and without any prior notice requirement, the Committee may make any determination as to the treatment of Awards, in its sole and absolute discretion, as provided herein:

14.2.1. Unless otherwise determined by the Committee, any Award then outstanding shall be assumed or be substituted by the Corporation, or by the successor corporation in such Merger/Sale or by any parent or Affiliate thereof, as determined by the Committee in its discretion (the “Successor Corporation”), under terms as determined by the Committee or the terms of this Plan applied by the Successor Corporation to such assumed or substituted Awards.

A-18

For the purposes of this Section 14.2.1, the Award shall be considered assumed or substituted if, following a Merger/Sale, the Award confers on the holder thereof the right to purchase or receive, for each Share underlying an Award immediately prior to the Merger/Sale, either (i) the consideration (whether shares or other securities, cash or other property, or rights, or any combination thereof) distributed to or received by holders of Shares in the Merger/Sale for each Share held on the effective date of the Merger/Sale (and if holders were offered a choice or several types of consideration, the type of consideration as determined by the Committee, which need not be the same type for all Grantees), or (ii) regardless of the consideration received by the holders of Shares in the Merger/Sale, solely shares or any type of Awards (or their equivalent) of the Successor Corporation at a value to be determined by the Committee in its discretion, or a certain type of consideration (whether shares or other securities, cash or other property, or rights, or any combination thereof) as determined by the Committee. Any of the consideration referred to in the foregoing clauses (i) and (ii) shall be subject to the same vesting and expiration terms of the Awards applying immediately prior to the Merger/Sale, unless determined by the Committee, in its discretion, that the consideration shall be subject to different vesting and expiration terms, or other terms, and the Committee may determine that it be subject to other or additional terms. The foregoing shall not limit the Committee’s authority to determine that in lieu of such assumption or substitution of Awards for Awards of the Successor Corporation, such Award will be substituted for shares or other securities, cash or other property, or rights, or any combination thereof, including as set forth in Section 14.2.2 hereunder.

14.2.2. Regardless of whether or not Awards are assumed or substituted, the Committee may (but shall not be obligated to):

14.2.2.1. provide for the Grantee to have the right to exercise the Award in respect of Shares covered by the Award which would otherwise be exercisable or vested, under such terms and conditions as the Committee shall determine, and the cancellation of all unexercised Awards (whether vested or unvested) upon or immediately prior to the closing of the Merger/Sale, unless the Committee provides for the Grantee to have the right to exercise the Award, or otherwise for the acceleration of vesting of such Award, as to all or part of the Shares covered by the Award which would not otherwise be exercisable or vested, under such terms and conditions as the Committee shall determine;

14.2.2.2. provide for the cancellation of each outstanding Award at or immediately prior to the closing of such Merger/Sale, and if and to the extent payment shall be made to the Grantee of an amount in shares or other securities of the Corporation, the acquiror or of a corporation or other business entity which is a party to the Merger/Sale, cash or other property, or rights, or any combination thereof, as determined by the Committee to be fair in the circumstances, and subject to such terms and conditions as determined by the Committee. The Committee shall have full authority to select the method for determining the payment (being the intrinsic (“spread”) value of the option, Black-Scholes model or any other method). Inter alia, and without limitation of the following determination being made in other circumstances, the Committee’s determination may provide that payment shall be set to zero if the value of the Shares is determined to be less than the Exercise Price, or in respect of Shares covered by the Award which would not otherwise be exercisable or vested, or that payment may be made only in excess of the Exercise Price; and/or

14.2.2.3. provide that the terms of any Award shall be otherwise amended, modified or terminated, as determined by the Committee to be fair in the circumstances.

14.2.3. The Committee may determine: (i) that any payments made in respect of Awards shall be made or delayed to the same extent that payment of consideration to the holders of the Shares in connection with the Merger/Sale is made or delayed as a result of escrows, indemnification, earn outs, holdbacks or any other contingencies or conditions; (ii) the terms and conditions applying to the payment made or payable to the Grantees, including participation in escrow, indemnification, releases, earn-outs, holdbacks or any other contingencies; and (iii) that any terms and conditions applying under the applicable definitive transaction agreements shall apply to the Grantees (including, appointment and engagement of a shareholders or sellers representative, payment of fees or other costs and expenses associated with such services, indemnifying such representative, and authorization to such representative within the scope of such representative’s authority in the applicable definitive transaction agreements).

14.2.4. The Committee may determine to suspend the Grantee’s rights to exercise any vested portion of an Award for a period of time prior to the signing or consummation of a Merger/Sale transaction.

14.2.5. Without limiting the generality of this Section 14, if the consideration in exchange for Awards in a Merger/Sale includes any securities and due receipt thereof by any Grantee (or by the Trustee for the benefit of such Grantee) may require under applicable law (i) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities; or (ii) the provision to any Grantee of any information under the Securities Act or any other securities laws, then the Committee may determine that the Grantee shall be paid in lieu thereof, against surrender of the Shares or cancellation of any other Awards, an amount in cash or other property, or rights, or any combination thereof, as determined by the Committee to be fair in the circumstances, and subject to such terms and conditions as determined by the Committee. Nothing herein shall entitle any Grantee to receive any form of consideration that such Grantee would be ineligible to receive as a result of such Grantee’s failure to satisfy (in the Committee’s sole determination) any condition, requirement or limitation that is generally applicable to the Corporation’s shareholders, or that is otherwise applicable under the terms of the Merger/Sale, and in such case, the Committee shall determine the type of consideration and the terms applying to such Grantees.

A-19

14.2.6. Neither the authorities and powers of the Committee under this Section 14.2, nor the exercise or implementation thereof, shall (i) be restricted or limited in any way by any adverse consequences (tax or otherwise) that may result to any holder of an Award, and (ii) as, inter alia, being a feature of the Award upon its grant, be deemed to constitute a change or an amendment of the rights of such holder under this Plan, nor shall any such adverse consequences (as well as any adverse tax consequences that may result from any tax ruling or other approval or determination of any relevant tax authority) be deemed to constitute a change or an amendment of the rights of such holder under this Plan, and may be effected without consent of any Grantee and without any liability to the Corporation or its Affiliates, or to their respective officers, directors, employees and representatives, and the respective successors and assigns of any of the foregoing. The Committee need not take the same action with respect to all Awards or with respect to all Service Providers. The Committee may take different actions with respect to the vested and unvested portions of an Award. The Committee may determine an amount or type of consideration to be received or distributed in a Merger/Sale which may differ as among the Grantees, and as between the Grantees and any other holders of shares of the Corporation.

14.2.7. The Committee may determine that upon a Merger/Sale any Shares held by Grantees (or for Grantee’s benefit) are sold in accordance with instructions issued by the Committee in connection with such Merger/Sale, which shall be final, conclusive and binding on all Grantees.

14.2.8. All of the Committee’s determinations pursuant to this Section 14 shall be at its sole and absolute discretion, and shall be final, conclusive and binding on all Grantees (including, for clarity, as it relates to Shares issued upon exercise or vesting of any Awards or that are Awards, unless otherwise determined by the Committee) and without any liability to the Corporation or its Affiliates, or to their respective officers, directors, employees, shareholders and representatives, and the respective successors and assigns of any of the foregoing, in connection with the method of treatment, chosen course of action or determinations made hereunder.

14.2.9. If determined by the Committee, the Grantees shall be subject to the definitive agreement(s) in connection with the Merger/Sale as applying to holders of Shares including, such terms, conditions, representations, undertakings, liabilities, limitations, releases, indemnities, appointing and indemnifying shareholders/sellers representative, participating in transaction expenses, shareholders/sellers representative expense fund and escrow arrangement, in each case as determined by the Committee. Each Grantee shall execute (and authorizes any person designated by the Corporation to so execute, as well as (if applicable) the Trustee holding any Shares for the Grantee’s behalf) such separate agreement(s) or instruments as may be requested by the Corporation, the Successor Corporation or the acquiror in connection with such in such Merger/Sale or otherwise under or for the purpose of implementing this Section 14.2, and in the form required by them. The execution of such separate agreement(s) may be a condition to the receipt of assumed or substituted Awards, payment in lieu of the Award, the exercise of any Award or otherwise to be entitled to benefit from shares or other securities, cash or other property, or rights, or any combination thereof, pursuant to this Section 14.2 (and the Corporation (and, if applicable, the Trustee) may exercise its authorization above and sign such agreement on behalf of the Grantee or subject the Grantee to the provisions of such agreements).

14.3. Reservation of Rights. Except as expressly provided in this Section 14 (if any), the Grantee of an Award hereunder shall have no rights by reason of any Recapitalization of shares of any class, any increase or decrease in the number of shares of any class, or any dissolution, liquidation, reorganization (which may include a combination or exchange of shares, spin-off or other corporate divestiture or division, or other similar occurrences), or Merger/Sale. Any issue by the Corporation of shares of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, type or price of shares subject to an Award. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets or engage in any similar transactions.

A-20

15. NON-TRANSFERABILITY OF AWARDS; SURVIVING BENEFICIARY.

15.1. All Awards granted under this Plan by their terms shall not be transferable, other than by will or by the laws of descent and distribution, unless otherwise determined by the Committee or under this Plan, provided that with respect to Shares issued upon exercise, Shares issued upon the vesting of Awards or Awards that are Shares, the restrictions on transfer shall be the restrictions referred to in Section 16 (Conditions upon Issuance of Shares) hereof. Subject to the above provisions, the terms of such Award, this Plan and any applicable Award Agreement shall be binding upon the beneficiaries, executors, administrators, heirs and successors of such Grantee. Awards may be exercised or otherwise realized, during the lifetime of the Grantee, only by the Grantee or by his guardian or legal representative, to the extent provided for herein. Any transfer of an Award not permitted hereunder (including transfers pursuant to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse) and any grant of any interest in any Award to, or creation in any way of any direct or indirect interest in any Award by, any party other than the Grantee shall be null and void and shall not confer upon any party or person, other than the Grantee, any rights. A Grantee may file with the Committee a written designation of a beneficiary, who shall be permitted to exercise such Grantee’s Award or to whom any benefit under this Plan is to be paid, in each case, in the event of the Grantee’s death before he or she fully exercises his or her Award or receives any or all of such benefit, on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee’s estate shall be deemed to be the Grantee’s beneficiary. Notwithstanding the foregoing, upon the request of the Grantee and subject to Applicable Law the Committee, at its sole discretion, may permit the Grantee to transfer the Award to a trust whose beneficiaries are the Grantee and/or the Grantee’s immediate family members (all or several of them).

15.2. Notwithstanding any other provisions of the Plan to the contrary, no Incentive Stock Option may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or in accordance with a beneficiary designation pursuant to Section 15.1. Further, all Incentive Stock Options granted to a Grantee shall be exercisable during his or her lifetime only by such Grantee.

15.3. As long as the Shares are held by the Trustee in favor of the Grantee, all rights possessed by the Grantee over the Shares are personal, and may not be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

15.4. If and to the extent a Grantee is entitled to transfer an Award and/or Shares underlying an Award in accordance with the terms of the Plan and any other applicable agreements, such transfer shall be subject (in addition, to any other conditions or terms applying thereto) to receipt by the Corporation from such proposed transferee of a written instrument, on a form reasonably acceptable to the Corporation, pursuant to which such proposed transferee agrees to be bound by all provisions of the Plan and any other applicable agreements, including without limitation, any restrictions on transfer of the Award and/or Shares set forth herein (however, failure to so deliver such instrument to the Corporation as set forth above shall not derogate from all such provisions applying on any transferee).

15.5. The provisions of this Section 15 shall apply to the Grantee and to any purchaser, assignee or transferee of any Shares.

16. CONDITIONS UPON ISSUANCE OF SHARES; GOVERNING PROVISIONS.

16.1. Legal Compliance. The grant of Awards and the issuance of Shares upon exercise or settlement of Awards shall be subject to compliance with all Applicable Law as determined by the Corporation, including, applicable requirements of federal, state and foreign law with respect to such securities. The Corporation shall have no obligations to issue Shares pursuant to the exercise or settlement of an Award and Awards may not be exercised or settled, if the issuance of Shares upon exercise or settlement would constitute a violation of any Applicable Law as determined by the Corporation, including, applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Shares may then be listed. In addition, no Award may be exercised unless (i) a registration statement under the Securities Act or equivalent law in another jurisdiction shall at the time of exercise or settlement of the Award be in effect with respect to the shares issuable upon exercise of the Award, or (ii) in the opinion of legal counsel to the Corporation, the shares issuable upon exercise of the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act or equivalent law in another jurisdiction. The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, if any, deemed by the Corporation to be necessary to the lawful issuance and sale of any Shares hereunder, and the inability to issue Shares hereunder due to non-compliance with any Corporation policies with respect to the sale of Shares, shall relieve the Corporation of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority or compliance shall not have been obtained or achieved. As a condition to the exercise of an Award, the Corporation may require the person exercising such Award to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any Applicable Law or regulation and to make any representation or warranty with respect thereto as may be requested by the Corporation, including to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, all in form and content specified by the Corporation.

A-21

16.2. Provisions Governing Shares. Shares issued pursuant to an Award shall be subject to this Plan (unless otherwise determined by the Committee), and shall be subject to the Charter and Bylaws of the Corporation, any limitation, restriction or obligation included in any shareholders agreement applicable to all or substantially all of the holders of shares (regardless of whether or not the Grantee is a formal party to such shareholders agreement), any other governing documents of the Corporation, all policies, manuals and internal regulations adopted by the Corporation from time to time, in each case, as may be amended from time to time, including any provisions included therein concerning restrictions or limitations on disposition of Shares (such as, but not limited to, right of first refusal and lock up/market stand-off) or grant of any rights with respect thereto, forced sale and bring along/drag along provisions, any provisions concerning restrictions on the use of inside information and other provisions deemed by the Corporation to be appropriate in order to ensure compliance with Applicable Law. Each Grantee shall execute (and authorizes any person designated by the Corporation to so execute, as well as (if applicable) the Trustee holding any Shears for the Grantee’s behalf) such separate agreement(s) as may be requested by the Corporation relating to matters set forth in or otherwise for the purpose of implementing this Section 16.2. The execution of such separate agreement(s) may be a condition by the Corporation to the exercise of any Award and the Corporation (and, if applicable, the Trustee) may exercise its authorization above and sign such agreement on behalf of the Grantee or subject the Grantee to the provisions of such agreements.

16.3. Share Purchase Transactions; Forced Sale. In the event that the Board approves a Merger/Sale effected by way of a forced or compulsory sale or in the event of a transaction for the sale of all shares of the Corporation, then, without derogating from such provisions and in addition thereto, the Grantee shall be obligated, and shall be deemed to have agreed to the offer to effect the Merger/Sale (and the Shares held by or for the benefit of the Grantee shall be included in the shares of the Corporation approving the terms of such Merger/Sale for the purpose of satisfying the required majority), and shall sell all of the Shares held by or for the benefit of the Grantee on the terms and conditions applying to the holders of Shares, in accordance with the instructions then issued by the Board, whose determination shall be final. No Grantee shall contest, bring any claims or demands, or exercise any appraisal rights related to any of the foregoing. Each Grantee shall execute (and authorizes any person designated by the Corporation to so execute, as well as (if applicable) the Trustee holding any Shares for the Grantee’s behalf) such documents and agreements, as may be requested by the Corporation relating to matters set forth in or otherwise for the purpose of implementing this Section 16.3. The execution of such separate agreement(s) may be a condition by the Corporation to the exercise of any Award and the Corporation (and, if applicable, the Trustee) may exercise its authorization above and sign such agreement on behalf of the Grantee or subject the Grantee to the provisions of such agreements.

16.4. Data Privacy; Data Transfer. Information related to Grantees and Awards hereunder, as shall be received from Grantee or others, and/or held by, the Corporation or its Affiliates from time to time, and which information may include sensitive and personal information related to Grantees (“Information”), will be used by the Corporation or its Affiliates (or third parties appointed by any of them, including the Trustee) to comply with any applicable legal requirement, or for administration of the Plan as they deems necessary or advisable, or for the respective business purposes of the Corporation or its Affiliates (including in connection with transactions related to any of them). The Corporation and its Affiliates shall be entitled to transfer the Information among the Corporation or its Affiliates, and to third parties for the purposes set forth above, which may include persons located abroad (including, any person administering the Plan or providing services in respect of the Plan or in order to comply with legal requirements, or the Trustee, their respective officers, directors, employees and representatives, and the respective successors and assigns of any of the foregoing), and any person so receiving Information shall be entitled to transfer it for the purposes set forth above. The Corporation shall use commercially reasonable efforts to ensure that the transfer of such Information shall be limited to the reasonable and necessary scope. By receiving an Award hereunder, Grantee acknowledges and agrees that the Information is provided at Grantee’s free will and Grantee consents to the storage and transfer of the Information as set forth above.

17. MARKET STAND-OFF

17.1. In connection with any underwritten public offering of equity securities of the Corporation pursuant to an effective registration statement filed under the Securities Act or equivalent law in another jurisdiction, the Grantee shall not directly or indirectly, without the prior written consent of the Corporation or its underwriters, (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Shares or other Awards, any securities of the Corporation (whether or not such Shares were acquired under this Plan), or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Shares or securities of the Corporation and any other shares or securities issued or distributed in respect thereto or in substitution thereof (collectively, “Securities”), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such transaction described in the foregoing clauses (i) or (ii) is to be settled by delivery of Securities, in cash or otherwise. The foregoing provisions of this Section 17.1 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement. Such restrictions (the “Market Stand-Off”) shall be in effect for such period of time (the “Market Stand-Off Period”): (A) following the first public filing of the registration statement relating to the underwritten public offering until the expiration of up to 180 days following the effective date of such registration statement relating to the Corporation’s public offering; or (B) such other period as shall be requested by the Corporation or the underwriters. Notwithstanding anything herein to the contrary, if the underwriter(s) and the Corporation agree on a termination date of the Market Stand-Off Period in the event of failure to consummate a certain public offering, then such termination shall apply also to the Market Stand-Off Period hereunder with respect to that particular public offering.

A-22

17.2. In the event of a subdivision of the outstanding share capital of the Corporation, the distribution of any securities (whether or not of the Corporation), whether as bonus shares or otherwise, and whether as dividend or otherwise, a recapitalization, a reorganization (which may include a combination or exchange of shares or a similar transaction affecting the Corporation’s outstanding securities without receipt of consideration), a consolidation, a spin-off or other corporate divestiture or division, a reclassification or other similar occurrence, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off.

17.3. In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to the Shares acquired under this Plan until the end of the applicable Market Stand-Off period.

17.4. The underwriters in connection with a registration statement so filed are intended third party beneficiaries of this Section 17 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Grantee shall execute such separate agreement(s) as may be requested by the Corporation or the underwriters in connection with such registration statement and in the form required by them, relating to Market Stand-Off (which need not be identical to the provisions of this Section 17, and may include such additional provisions and restrictions as the underwriters deem advisable) or that are necessary to give further effect thereto. The execution of such separate agreement(s) may be a condition by the Corporation to the exercise of any Award.

17.5. Without derogating from the above provisions of this Section 17 or elsewhere in this Plan, the provisions of this Section 17 shall apply to the Grantee and the Grantee’s heirs, legal representatives, successors, assigns, and to any purchaser, assignee or transferee of any Awards or Shares.

18. AGREEMENT REGARDING TAXES; DISCLAIMER.

18.1. If the Corporation shall so require, as a condition of exercise or (if applicable) vesting of an Award, the release of Shares by the Trustee or the expiration of the Restricted Period, a Grantee shall agree that, no later than the date of such occurrence, the Grantee will pay to the Corporation (or the Trustee, as applicable) or make arrangements satisfactory to the Corporation and the Trustee (if applicable) regarding payment of any applicable taxes and compulsory payments of any kind required by Applicable Law to be withheld or paid.

18.2. TAX LIABILITY. ALL TAX CONSEQUENCES UNDER ANY APPLICABLE LAW WHICH MAY ARISE FROM THE GRANT OF ANY AWARDS OR THE EXERCISE OR (IF APPLICABLE) VESTING THEREOF, THE SALE OR DISPOSITION OF ANY SHARES GRANTED HEREUNDER OR ISSUED UPON EXERCISE OR (IF APPLICABLE) THE VESTING OF ANY AWARD, THE ASSUMPTION, SUBSTITUTION, CANCELLATION OR PAYMENT IN LIEU OF AWARDS OR FROM ANY OTHER ACTION IN CONNECTION WITH THE FOREGOING (INCLUDING WITHOUT LIMITATION ANY TAXES AND COMPULSORY PAYMENTS, SUCH AS SOCIAL SECURITY OR HEALTH TAX PAYABLE BY THE GRANTEE OR THE COMPANY IN CONNECTION THEREWITH) SHALL BE BORNE AND PAID SOLELY BY THE GRANTEE, AND THE GRANTEE SHALL INDEMNIFY THE COMPANY, ITS SUBSIDIARIES AND AFFILIATES AND THE TRUSTEE, AND SHALL HOLD THEM HARMLESS AGAINST AND FROM ANY LIABILITY FOR ANY SUCH TAX OR PAYMENT OR ANY PENALTY, INTEREST OR INDEXATION THEREON. EACH GRANTEE AGREES TO, AND UNDERTAKES TO COMPLY WITH, ANY RULING, SETTLEMENT, CLOSING AGREEMENT OR OTHER SIMILAR AGREEMENT OR ARRANGEMENT WITH ANY TAX AUTHORITY IN CONNECTION WITH THE FOREGOING WHICH IS APPROVED BY THE COMPANY.

18.3. NO TAX ADVICE. THE GRANTEE IS ADVISED TO CONSULT WITH A TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING, EXERCISING OR DISPOSING OF AWARDS HEREUNDER. THE COMPANY DOES NOT ASSUME ANY RESPONSIBILITY TO ADVISE THE GRANTEE ON SUCH MATTERS, WHICH SHALL REMAIN SOLELY THE RESPONSIBILITY OF THE GRANTEE.

A-23

18.4. TAX TREATMENT. THE COMPANY AND ITS AFFILIATES (INCLUDING THE EMPLOYER) DO NOT UNDERTAKE OR ASSUME ANY LIABILITY OR RESPONSIBILITY TO THE EFFECT THAT ANY AWARD SHALL QUALIFY WITH ANY PARTICULAR TAX REGIME OR RULES APPLYING TO PARTICULAR TAX TREATMENT, OR BENEFIT FROM ANY PARTICULAR TAX TREATMENT OR TAX ADVANTAGE OF ANY TYPE AND THE COMPANY AND ITS AFFILIATES (INCLUDING THE EMPLOYER) SHALL BEAR NO LIABILITY IN CONNECTION WITH THE MANNER IN WHICH ANY AWARD IS TREATED FOR TAX PURPOSES, REGARDLESS OF WHETHER THE AWARD WAS GRANTED OR WAS INTENDED TO QUALIFY UNDER ANY PARTICULAR TAX REGIME OR TREATMENT. THIS PROVISION SHALL SUPERSEDE ANY TYPE OF AWARDS OR TAX QUALIFICATION INDICATED IN ANY CORPORATE RESOLUTION OR AWARD AGREEMENT, WHICH SHALL AT ALL TIMES BE SUBJECT TO THE REQUIREMENTS OF APPLICABLE LAW. THE COMPANY AND ITS AFFILIATES (INCLUDING THE EMPLOYER) DO NOT UNDERTAKE AND SHALL NOT BE REQUIRED TO TAKE ANY ACTION IN ORDER TO QUALIFY ANY AWARD WITH THE REQUIREMENT OF ANY PARTICULAR TAX TREATMENT AND NO INDICATION IN ANY DOCUMENT TO THE EFFECT THAT ANY AWARD IS INTENDED TO QUALIFY FOR ANY TAX TREATMENT SHALL IMPLY SUCH AN UNDERTAKING. THE COMPANY AND ITS AFFILIATES (INCLUDING THE EMPLOYER) DO NOT UNDERTAKE TO REPORT FOR TAX PURPOSES ANY AWARD IN ANY PARTICULAR MANNER, INCLUDING IN ANY MANNER CONSISTENT WITH ANY PARTICULAR TAX TREATMENT. NO ASSURANCE IS MADE BY THE COMPANY OR ANY OF ITS AFFILIATES (INCLUDING THE EMPLOYER) THAT ANY PARTICULAR TAX TREATMENT ON THE DATE OF GRANT WILL CONTINUE TO EXIST OR THAT THE AWARD WOULD QUALIFY AT THE TIME OF EXERCISE, VESTING OR DISPOSITION THEREOF WITH ANY PARTICULAR TAX TREATMENT. THE COMPANY AND ITS AFFILIATES (INCLUDING THE EMPLOYER) SHALL NOT HAVE ANY LIABILITY OR OBLIGATION OF ANY NATURE IN THE EVENT THAT AN AWARD DOES NOT QUALIFY FOR ANY PARTICULAR TAX TREATMENT, REGARDLESS WHETHER THE COMPANY COULD HAVE OR SHOULD HAVE TAKEN ANY ACTION TO CAUSE SUCH QUALIFICATION TO BE MET AND SUCH QUALIFICATION REMAINS AT ALL TIMES AND UNDER ALL CIRCUMSTANCES AT THE RISK OF THE GRANTEE. THE COMPANY DOES NOT UNDERTAKE OR ASSUME ANY LIABILITY TO CONTEST A DETERMINATION OR INTERPRETATION (WHETHER WRITTEN OR UNWRITTEN) OF ANY TAX AUTHORITIES, INCLUDING IN RESPECT OF THE QUALIFICATION UNDER ANY PARTICULAR TAX REGIME OR RULES APPLYING TO PARTICULAR TAX TREATMENT. IF THE AWARDS DO NOT QUALIFY UNDER ANY PARTICULAR TAX TREATMENT IT COULD RESULT IN ADVERSE TAX CONSEQUENCES TO THE GRANTEE.

18.5. The Corporation or any Subsidiary or Affiliate (including the Employer) may take such action as it may deem necessary or appropriate, in its discretion, for the purpose of or in connection with withholding of any taxes and compulsory payments which the Trustee, the Corporation or any Subsidiary or Affiliate (including the Employer) (or any applicable agent thereof) is required by any Applicable Law to withhold in connection with any Awards, including, without limitations, any income tax, social benefits, social insurance, health tax, pension, payroll tax, fringe benefits, excise tax, payment on account or other tax-related items related to the Participant’s participation in the Plan and applicable by law to the Participant (collectively, “Withholding Obligations”). Such actions may include (i) requiring a Grantees to remit to the Corporation or the Employer in cash an amount sufficient to satisfy such Withholding Obligations and any other taxes and compulsory payments, payable by the Corporation or the Employer in connection with the Award or the exercise or (if applicable) the vesting thereof; (ii) subject to Applicable Law, allowing the Grantees to surrender Shares to the Corporation, in an amount that at such time, reflects a value that the Committee determines to be sufficient to satisfy such Withholding Obligations; (iii) withholding Shares otherwise issuable upon the exercise of an Award at a value which is determined by the Corporation to be sufficient to satisfy such Withholding Obligations; or (iv) any combination of the foregoing. The Corporation shall not be obligated to allow the exercise or vesting of any Award by or on behalf of a Grantee until all tax consequences arising therefrom are resolved in a manner acceptable to the Corporation.

18.6. Each Grantee shall notify the Corporation in writing promptly and in any event within ten (10) days after the date on which such Grantee first obtains knowledge of any tax authority inquiry, audit, assertion, determination, investigation, or question relating in any manner to the Awards granted or received hereunder or Shares issued thereunder and shall continuously inform the Corporation of any developments, proceedings, discussions and negotiations relating to such matter, and shall allow the Corporation and its representatives to participate in any proceedings and discussions concerning such matters. Upon request, a Grantee shall provide to the Corporation any information or document relating to any matter described in the preceding sentence, which the Corporation, in its discretion, requires.

18.7. With respect to 102 Non-Trustee Options, if the Grantee ceases to be employed by the Corporation, Parent, Subsidiary or any Affiliate (including the Employer), the Grantee shall extend to the Corporation and/or the Employer a security or guarantee for the payment of taxes due at the time of sale of Shares, all in accordance with the provisions of Section 102 of the Ordinance and the Rules.

A-24

18.8. If a Grantee makes an election under Section 83(b) of the Code to be taxed with respect to an Award as of the date of transfer of Shares rather than as of the date or dates upon which the Grantee would otherwise be taxable under Section 83(a) of the Code, such Grantee shall deliver a copy of such election to the Corporation upon or prior to the filing such election with the U.S. Internal Revenue Service. Neither the Corporation nor any Affiliate (including the Employer) shall have any liability or responsibility relating to or arising out of the filing or not filing of any such election or any defects in its construction.

19. RIGHTS AS A SHAREHOLDER; VOTING AND DIVIDENDS.

19.1. Subject to Section 11.4, a Grantee shall have no rights as a shareholder of the Corporation with respect to any Shares covered by an Award until the Grantee shall have exercised or (as applicable) vests in the Award, paid any Exercise Price therefor and becomes the record holder of the subject Shares. In the case of 102 Awards, the Trustee shall have no rights as a shareholder of the Corporation with respect to the Shares covered by such Award until the Trustee becomes the record holder for such Shares for the Grantee’s benefit, and the Grantee shall not be deemed to be a shareholder and shall have no rights as a shareholder of the Corporation with respect to the Shares covered by the Award until the date of the release of such Shares from the Trustee to the Grantee and the transfer of record ownership of such Shares to the Grantee (provided, however, that the Grantee shall be entitled to receive from the Trustee any cash dividend or distribution made on account of the Shares held by the Trustee for such Grantee’s benefit, subject to any tax withholding and compulsory payment). No adjustment shall be made for dividends (ordinary or extraordinary, whether in shares or other securities, cash or other property, or rights, or any combination thereof) or distribution of other rights for which the record date is prior to the date on which the Grantee or Trustee (as applicable) becomes the record holder of the Shares covered by an Award, except as provided in Section 14 hereof.

19.2. With respect to all Awards issued in the form of Shares hereunder or upon the exercise or (if applicable) the vesting of Awards hereunder, any and all voting rights attached to such Shares shall be subject to Section 6.10, and the Grantee shall be entitled to receive dividends distributed with respect to such Shares, subject to the provisions of the Corporation’s Charter and Bylaws, as amended from time to time, and subject to any Applicable Law.

19.3. The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under any applicable securities law or any other Applicable Law.

20. NO REPRESENTATION BY COMPANY.

By granting the Awards, the Corporation is not, and shall not be deemed as, making any representation or warranties to the Grantee regarding the Corporation, its business affairs, its prospects or the future value of its Shares and such representations and warranties are hereby disclaimed. The Corporation shall not be required to provide to any Grantee any information, documents or material in connection with the Grantee’s considering an exercise of an Award. To the extent that any information, documents or materials are provided, the Corporation shall have no liability with respect thereto. Any decision by a Grantee to exercise an Award shall solely be at the risk of the Grantee.

21. NO RETENTION RIGHTS.

Nothing in this Plan, any Award Agreement or in any Award granted or agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ of, or be in the service of the Corporation or any Subsidiary or Affiliate thereof as a Service Provider or to be entitled to any remuneration or benefits not set forth in this Plan or such agreement, or to interfere with or limit in any way the right of the Corporation or any such Subsidiary or Affiliate to terminate such Grantee’s employment or service (including, any right of the Corporation or any of its Affiliates to immediately cease the Grantee’s employment or service or to shorten all or part of the notice period, regardless of whether notice of termination was given by the Corporation or its Affiliates or by the Grantee). Awards granted under this Plan shall not be affected by any change in duties or position of a Grantee, subject to Sections 6.6 through 6.8. No Grantee shall be entitled to claim and the Grantee hereby waives any claim against the Corporation or any Subsidiary or Affiliate that he or she was prevented from continuing to vest Awards as of the date of termination of his or her employment with, or services to, the Corporation or any Subsidiary or Affiliate. No Grantee shall be entitled to any compensation in respect of the Awards which would have vested had such Grantee’s employment or engagement with the Corporation (or any Subsidiary or Affiliate) not been terminated.

22. PERIOD DURING WHICH AWARDS MAY BE GRANTED.

Awards may be granted pursuant to this Plan from time to time within a period of ten (10) years from the Effective Date, which period may be extended from time to time by the Board. From and after such date (as extended) no grants of Awards may be made and this Plan shall continue to be in full force and effect with respect to Awards or Shares issued thereunder that remain outstanding.

A-25

23. AMENDMENT OF THIS PLAN AND AWARDS.

23.1. The Board at any time and from time to time may suspend, terminate, modify or amend this Plan, whether retroactively or prospectively. Any amendment effected in accordance with this Section shall be binding upon all Grantees and all Awards, whether granted prior to or after the date of such amendment, and without the need to obtain the consent of any Grantee. No termination or amendment of this Plan shall affect any then outstanding Award unless expressly provided by the Board.

23.2. Subject to changes in Applicable Law that would permit otherwise, without the approval of the Corporation’s shareholders, there shall be (i) no increase in the maximum aggregate number of Shares that may be issued under this Plan as Incentive Stock Options (except by operation of the provisions of Section 14.1), (ii) no change in the class of persons eligible to receive Incentive Stock Options, and (iii) no other amendment of this Plan that would require approval of the Corporation’s shareholders under any Applicable Law. Unless not permitted by Applicable Law, if the grant of an Award is subject to approval by shareholders, the date of grant of the Award shall be determined as if the Award had not been subject to such approval. Failure to obtain approval by the shareholders shall not in any way derogate from the valid and binding effect of any grant of an Award that is not an Incentive Stock Option.

23.3. The Board or the Committee at any time and from time to time may modify or amend any Award theretofore granted, including any Award Agreement, whether retroactively or prospectively.

24. APPROVAL.

24.1. This Plan shall take effect upon its adoption by the Board (the “Effective Date”).

24.2. Solely with respect to grants of Incentive Stock Options, this Plan shall also be subject to shareholders’ approval, within one year of the Effective Date, by a majority of the votes cast on the proposal at a meeting or a written consent of shareholders (however, if the grant of an Award is subject to approval by shareholders, the date of grant of the Award shall be determined as if the Award had not been subject to such approval). Failure to obtain such approval by the shareholders within such period shall not in any way derogate from the valid and binding effect of any grant of an Award, except that any Options previously granted under this Plan may not qualify as Incentive Stock Options but, rather, shall constitute Nonqualified Stock Options. Upon approval of this Plan by the shareholders of the Corporation as set forth above, all Incentive Stock Options granted under this Plan on or after the Effective Date shall be fully effective as if the shareholders of the Corporation had approved this Plan on the Effective Date.

24.3. 102 Awards are conditional upon the filing with or approval by the ITA, if required, as set forth in Section 9. Failure to so file or obtain such approval shall not in any way derogate from the valid and binding effect of any grant of an Award, which is not a 102 Award.

25. RULES PARTICULAR TO SPECIFIC COUNTRIES; SECTION 409A.

25.1. Notwithstanding anything herein to the contrary, the terms and conditions of this Plan may be supplemented or amended with respect to a particular country or tax regime by means of an appendix to this Plan, and to the extent that the terms and conditions set forth in any appendix conflict with any provisions of this Plan, the provisions of such appendix shall govern. Terms and conditions set forth in such appendix shall apply only to Awards granted to Grantees under the jurisdiction of the specific country or such other tax regime that is the subject of such appendix and shall not apply to Awards issued to a Grantee not under the jurisdiction of such country or such other tax regime. The adoption of any such appendix shall be subject to the approval of the Board or the Committee, and if determined by the Committee to be required in connection with the application of certain tax treatment, pursuant to applicable stock exchange rules or regulations or otherwise, then also the approval of the shareholders of the Corporation at the required majority.

25.2. This Section 25.2 shall only apply to Awards granted to Grantees who are subject to United States Federal income tax.

25.2.1 It is the intention of the Corporation that no Award shall be deferred compensation subject to Section 409A of the Code unless and to the extent that the Committee specifically determines otherwise as provided in Section 25.2.2, and the Plan and the terms and conditions of all Awards shall be interpreted and administered accordingly.

A-26

25.2.2 The terms and conditions governing any Awards that the Committee determines will be subject to Section 409A of the Code, including any rules for payment or elective or mandatory deferral of the payment or delivery of Shares or cash pursuant thereto, and any rules regarding treatment of such Awards in the event of a Change in Control, shall be set forth in the applicable Award Agreement and shall be intended to comply in all respects with Section 409A of the Code, and the Plan and the terms and conditions of such Awards shall be interpreted and administered accordingly.

25.2.3 The Corporation shall have complete discretion to interpret and construe the Plan and any Award Agreement in any manner that establishes an exemption from (or compliance with) the requirements of Section 409A of the Code. If for any reason, such as imprecision in drafting, any provision of the Plan and/or any Award Agreement does not accurately reflect its intended establishment of an exemption from (or compliance with) Code Section 409A, as demonstrated by consistent interpretations or other evidence of intent, such provision shall be considered ambiguous as to its exemption from (or compliance with) Section 409A of the Code and shall be interpreted by the Corporation in a manner consistent with such intent, as determined in the discretion of the Corporation. If, notwithstanding the foregoing provisions of this Section 25.2.3, any provision of the Plan or any such agreement would cause a Grantee to incur any additional tax or interest under Section 409A of the Code, the Corporation may reform such provision in a manner intended to avoid the incurrence by such Grantee of any such additional tax or interest; provided that the Corporation shall maintain, to the extent reasonably practicable, the original intent and economic benefit to the Grantee of the applicable provision without violating the provisions of Section 409A of the Code. For the avoidance of doubt, no provision of this Plan shall be interpreted or construed to transfer any liability for failure to comply with the requirements of Section 409A from any Grantee or any other individual to the Corporation or any of its affiliates, employees or agents.

25.2.4 Notwithstanding any other provision in the Plan, any Award Agreement, or any other written document establishing the terms and conditions of an Award, if any Grantee is a “specified employee,” within the meaning of Section 409A of the Code, as of the date of his or her “separation from service” (as defined under Section 409A of the Code), then, to the extent required by Treasury Regulation Section 1.409A-3(i)(2) (or any successor provision), any payment made to such Grantee on account of his or her separation from service shall not be made before a date that is six months after the date of his or her separation from service. The Committee may elect any of the methods of applying this rule that are permitted under Treasury Regulation Section 1.409A-3(i)(2)(ii) (or any successor provision).

25.2.5 Notwithstanding any other provision of this Section 25.2 to the contrary, although the Corporation intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Corporation does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local, or non-United States law. The Corporation shall not be liable to any Grantee for any tax, interest, or penalties the Grantee might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

26. GOVERNING LAW; JURISDICTION.

This Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Israel, except with respect to matters that are subject to tax laws, regulations and rules of any specific jurisdiction, which shall be governed by the respective laws, regulations and rules of such jurisdiction. Certain definitions, which refer to laws other than the laws of such jurisdiction, shall be construed in accordance with such other laws. The competent courts located in Tel-Aviv-Jaffa, Israel shall have exclusive jurisdiction over any dispute arising out of or in connection with this Plan and any Award granted hereunder. By signing any Award Agreement or any other agreement relating to an Award, each Grantee irrevocably submits to such exclusive jurisdiction.

27. NON-EXCLUSIVITY OF THIS PLAN.

The adoption of this Plan shall not be construed as creating any limitations on the power or authority of the Corporation to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Corporation may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Corporation or any Affiliate now has lawfully put into effect, including any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term or long-term incentive plans.

A-27

28. MISCELLANEOUS.

28.1. Survival. The Grantee shall be bound by and the Shares issued upon exercise or (if applicable) the vesting of any Awards granted hereunder shall remain subject to this Plan after the exercise or (if applicable) the vesting of Awards, in accordance with the terms of this Plan, whether or not the Grantee is then or at any time thereafter employed or engaged by the Corporation or any of its Affiliates.

28.2. Additional Terms. Each Award awarded under this Plan may contain such other terms and conditions not inconsistent with this Plan as may be determined by the Committee, in its sole discretion.

28.3. Fractional Shares. No fractional Share shall be issuable upon exercise or vesting of any Award and the number of Shares to be issued shall be rounded down to the nearest whole Share, with any Share remaining at the last vesting date due to such rounding to be issued upon exercise at such last vesting date.

28.4. Severability. If any provision of this Plan, any Award Agreement or any other agreement entered into in connection with an Award shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction. In addition, if any particular provision contained in this Plan, any Award Agreement or any other agreement entered into in connection with an Award shall for any reason be held to be excessively broad as to duration, geographic scope, activity or subject, it shall be construed by limiting and reducing such provision as to such characteristic so that the provision is enforceable to fullest extent compatible with Applicable Law as it shall then appear.

28.5. Captions and Titles. The use of captions and titles in this Plan or any Award Agreement or any other agreement entered into in connection with an Award is for the convenience of reference only and shall not affect the meaning or interpretation of any provision of this Plan or such agreement.

*       *       *

A-28

ANNEX B

PROPOSED AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF SAVE FOODS, INC.

FORM OF CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

SAVE FOODS, INC.

Save Foods, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that:

1. Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

2. The Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph of ARTICLE IV in its entirety and inserting the following in lieu thereof:

“The total number of shares of capital stock which the Corporation shall have authority to issue is one hundred and five million (105,000,000), of which (i) one hundred million (100,000,000) shares shall be a class designated as common stock, par value $0.0001 per share (the “Common Stock”), and (ii) five million (5,000,000) shares shall be a class designated as undesignated preferred stock, par value $.0001 per share (the “Undesignated Preferred Stock”)”

3. Pursuant to the resolution of the Board of Directors, an annual meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

4. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT]

B-1

IN WITNESS WHEREOF, Save Foods, Inc., has caused this Certificate to be executed by its duly authorized officer on this __ day of __, 2022.

SAVE FOODS, INC.

By:
David Palach
Chief Executive Officer

B-2

ANNEX C

PROPOSED AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF SAVE FOODS, INC.

FORM OF CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

SAVE FOODS, INC.

Save Foods, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that:

1. Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

2. The Certificate of Incorporation of the Corporation is hereby amended by deleting the first paragraph of ARTICLE IV in its entirety and inserting the following in lieu thereof:

“Reverse Stock Split. Without any other action on the part of the Corporation or any other person, effective upon filing of this Certificate of Amendment with the Secretary of the State of Delaware (the “Effective Time”), each share of the Common Stock issued and outstanding immediately prior to the Effective Time (collectively, the “Pre-Split Common Stock”) shall automatically and without any action on the part of the holder thereof be reclassified such that each ___ (__) shares of Common Stock shall become one (1) share of the Common Stock (such reduction and resulting combination of shares is designated at the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.0001 per share. Each holder of a certificate or certificates of Pre-Split Common Stock shall be entitled to receive a number of shares equal to the number of shares represented by such certificate or certificates of such holder’s Pre-Split Common Stock divided by ____ (__) and then rounded up to the nearest whole number. No fractional shares will be issued in connection with the following Reverse Stock Split.

The total number of shares of capital stock which the Corporation shall have authority to issue is                 (      ), of which (i)                 (      ) shares shall be a class designated as common stock, par value $0.0001 per share (the “Common Stock”), and (ii)                 (      ) shares shall be a class designated as undesignated preferred stock, par value $0.0001 per share (the “Undesignated Preferred Stock”).

Except as otherwise provided in any certificate of designations of any series of Undesignated Preferred Stock, the number of authorized shares of the class of Common Stock or Undesignated Preferred Stock may from time to time be increased or decreased (but not below the number of shares of such class outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation irrespective of the provisions of Section 242(b)(2) of the DGCL.

3. Pursuant to the resolution of the Board of Directors, an annual meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

4. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT]

C-1

IN WITNESS WHEREOF, Save Foods, Inc., has caused this Certificate to be executed by its duly authorized officer on this __ day of __, 2022.

SAVE FOODS, INC.

By:
David Palach
Chief Executive Officer

C-2

SAVE FOODS, INC.

730 NW 107 Avenue

Miami, FL, 33172

(347) 468-9583

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 29, 2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints David Palach and Lital Barda, and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to represent and to vote, on behalf of the undersigned, all shares of common stock of Save Foods, Inc. (the “Company”) held of record in the name of the undersigned at the close of business on July 15, 2022, at the Annual General Meeting of Stockholders (the “Meeting”) to be held at the Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel, on August 29, 2022, at 4:30 pm (local time), and at any and all adjournments or postponements thereof, on the matters listed on the reverse side, which are more fully described in the Notice of Annual Meeting of Stockholders of the Company and Proxy Statement relating to the Meeting.

The undersigned hereby revokes any and all proxies heretofore given with respect to the vote at the Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made with respect to any proposal, this proxy will be voted FOR each proposal, in accordance with the recommendations of the Company’s board of directors.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

SAVE FOODS, INC.

AUGUST 29, 2022

VOTE BY MAIL (Mark, sign, date and mail your proxy card in the postage-paid, return-addressed envelope we have provided)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH PROPOSAL LISTED BELOW.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

		FOR	AGAINST	ABSTAIN

1.	Election of two Class I directors to serve on our board of directors for a term of three years or until their successors are elected and qualified, for which Ronen Rosenbloom and Israel Berenshtein are the nominees	☐	☐	☐

2.	Approval of the 2022 Share Incentive Plan	☐	☐	☐

3.	Approval of an amendment to the Amended and Restated Certificate of Incorporation of the Company to reduce the number of authorized shares of common stock from 495,000,000 to 100,000,000	☐	☐	☐

4.

Grant discretionary authority to the Company’s Board of Directors to amend the Certificate of Incorporation of the Company to effect one or more consolidations of the issued and outstanding shares of common stock, pursuant to which the shares of common stock would be combined and reclassified into one (1) share of common stock at a ratio within the range from 1-for-2 up to 1-for-10

		☐	☐	☐

5.	Approval of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of the Company’s common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d)	☐	☐	☐

6.	Ratification of the appointment of Somekh Chaikin, a member of KPMG International, as the Company’s independent auditors for the fiscal year ended December 31, 2022	☐	☐	☐

Signature of stockholder	Date	Signature of stockholder	Date

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.